As filed with the Securities and Exchange Commission on October 7, 2026

1933 Act File No. ________

1940 Act File No. 811-24223

U.S. Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

☒	Registration Statement Under the Securities Act of 1933
☐	Pre-Effective Amendment No. _
☐	Post-Effective Amendment No. _

and

☒	Registration Statement Under the Investment Company Act of 1940
☐	Amendment No. _

Brookmont Pre-IPO AI Interval Fund

Exact Name of Registrant as Specified in Charter

5950 Berkshire Lane, Suite 1420

Dallas, Texas 75225

(Address of Principal Executive Offices)

(469) 442-8424

(Registrant’s Telephone Number, including Area Code)

Ethan Powell

5950 Berkshire Lane, Suite 1420

Dallas, Texas 75225

(Name and Address of Agent for Service)

With copies of Notices and Communications to:

Stacy H. Louizos, Esq

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on the Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	When declares effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ___.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _____.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ____.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”))

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION	PRELIMINARY PROSPECTUS DATED [●] , 2026

PROSPECTUS

BROOKMONT PRE-IPO AI INTERVAL FUND

SHARES OF BENEFICIAL INTEREST

Brookmont Pre-IPO AI Interval Fund (the “Fund”) is a Maryland statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that will be operated as an interval fund under Rule 23c-3 of the 1940 Act. The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Investment Objective. Our investment objective is to seek long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

Investment Strategies. The Fund pursues its investment objective by investing primarily in common stock, preferred stock, convertible instruments, warrants, and other equity and equity-linked instruments issued by private companies whose primary business activities are focused on the development, training, deployment, or commercialization of artificial intelligence (“AI”) technologies, including foundation model developers, AI infrastructure providers, AI-enabled software platforms, autonomous systems companies, and companies developing enabling hardware and data infrastructure for AI workloads (collectively, "Pre-IPO AI Companies"). Under normal market conditions, the Fund will invest, directly or indirectly, at least 80% of its Managed Assets (as defined below) in Pre-IPO AI Securities (as defined below).

Under normal market conditions, more than 25% of the Fund's Managed Assets will be invested in Pre-IPO AI Securities of companies having their principal business activities in the AI and related technology sectors. The Fund will not invest more than 25% of its Managed Assets in any single Pre-IPO AI Company at the time of investment; provided that market appreciation may cause a position to exceed 25% without requiring disposition. The Fund may invest up to 20% of its Managed Assets in Listed Proxies, which are publicly traded equity securities of companies that hold material ownership interests in Pre-IPO AI Companies.

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). Percentage limitations described in this Prospectus are measured at the time of investment and may be exceeded on a going-forward basis as a result of market value fluctuations of portfolio investments.

The Fund will maintain liquidity in order to meet quarterly repurchase obligations, fund new investments, and manage its private equity investment activities by investing approximately 10%-20% of the Fund’s Managed Assets in cash, U.S. Treasury securities, U.S. government agency securities, money market funds (including U.S. government money market funds and Treasury money market funds), and other short-term, high-quality fixed income instruments.

There can be no assurance that the Fund will achieve its investment objective.

Investments in the Fund’s Shares should be considered speculative and involving a high degree of risk, including the risk of a substantial loss of investment. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund is designed primarily for long-term investors and is not intended to be a trading vehicle. An investment in Shares is not appropriate for all investors and is not intended to be a complete investment program. Shares of closed-end management investment companies that are listed on an exchange frequently trade at a discount to their net asset value (“NAV”). See "Risk Factors" beginning on page [__] of this Prospectus.

In addition, the Fund’s investments in Pre-IPO AI Securities have special risks as described on page [ ] of this Prospectus, including the following:

•	The AI sector is characterized by rapid technological change, intense competition, and significant uncertainty regarding long-term business models and regulatory treatment. Companies that are leaders today may be displaced by new technologies or competitors. AI model training costs and competitive dynamics may compress margins across the sector.

•	Pre-IPO AI Securities are highly illiquid. At any given time, the Fund’s portfolio may be substantially illiquid. The Fund may be unable to sell positions at desired prices or within desired timeframes. Secondary market transactions may not be available, and positions may be subject to contractual lock-up, transfer restriction, and right of first refusal provisions.

•	Pre-IPO AI Securities do not have readily available market prices. Fair value determinations are inherently subjective and may differ materially from prices at which the Fund is ultimately able to sell its positions. Private company valuations are set by infrequent funding rounds and may not reflect current market conditions.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as from offering proceeds, borrowings and other amounts that are subject to repayment.

•	A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

•	The Fund may decline to accept any subscription requests for any reason regardless of the order in which such subscription request was submitted to the Fund.

Securities Offered. This Prospectus applies to the offering of an unlimited number of common shares of beneficial interest of the Fund (the “Shares”). Although the Fund does not presently expect to offer additional classes of Shares, the Fund could apply for exemptive relief to offer additional classes of Shares in the future. There is no guarantee that such relief would be granted. The Shares will be offered on a continuous basis at the Fund’s NAV per Share calculated as of the date that the request to purchase Shares is received and accepted by or on behalf of the Fund. The Fund is authorized as a Maryland statutory trust to issue an unlimited number of Shares. The Shares will be offered through [●] (the “Distributor”). The Distributor is not required to sell any specific number or dollar amount of the Shares, but will use its best efforts to sell the Shares. The minimum initial investment is $[●], with a minimum subsequent investment of $ [●]. The Fund will reserve the right to waive investment minimums. While the Fund does not impose an initial sales load on Shares, if a Shareholder buys Shares through certain selling agents or financial intermediaries, such selling agent or financial intermediary may directly charge Shareholders transaction or other fees in such amount as they may determine. See “Plan of Distribution.”

	Per Share	Total
Public offering price	$	Unlimited
Sales Load(1)	$	$
Proceeds to us before expenses(2)	$	Unlimited

(1)	See “Plan of Distribution” for a more complete description of the Fund’s offering.
(2)	The Fund estimates that it will incur offering expenses of approximately $[ ] million in connection with this offering.

It is anticipated that the Shares will be listed on the Texas Stock Exchange LLC (the “TXSE” or the “Exchange”) under the ticker symbol [BPAI], subject to listing requirements and notice of issuance. The Fund’s shares have no history of public trading. Even if Shares are listed on the Exchange as anticipated, such Shares may be thinly traded and you may experience losses if you sell on the secondary market under these conditions. The Fund may borrow funds to make investments. As a result, the Fund would be exposed to the risk of borrowing (also known as leverage) which may be considered a speculative investment technique. Leverage increases the volatility of investments and magnifies the potential for loss on amounts invested thereby increasing the risk associated with investing in the Shares.

Under the 1940 Act, the Fund may not sell any Shares at a price below the current NAV of such Shares. The Fund and the Distributor will determine and have full discretion regarding whether any sales of Shares will be authorized on a particular day and, if so, in what amounts. The Fund and the Distributor, however, will not authorize sales of Shares if the market price per share of the Shares is less than the NAV. The Fund and the Distributor may elect not to authorize sales of Shares on a particular day even if the price per share of the Shares is equal to or greater than the NAV, or may only authorize a fixed number of Shares to be sold on any particular day.

[The Distributor may enter into sub-placement agent agreements with one or more selected dealers.]

Investment Adviser. Brookmont Capital Management, LLC (“Brookmont” or the “Adviser”) serves as the Fund’s investment adviser. See “Management.”

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Prospectus is [●], 2026.

Interval Fund Structure/Repurchase Policy. The Fund will operate as an interval fund under Rule 23c-3 of the 1940 Act. As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding Shares at NAV, subject to certain conditions described herein (the “Repurchase Policy”). The Fund will not otherwise be required to repurchase or redeem Shares at the option of a Shareholder. It is possible that a repurchase offer may be oversubscribed, in which case Shareholders may only have a portion of their Shares repurchased. Shareholders will be notified in writing of each repurchase offer under the Repurchase Policy, how they may request that the Fund repurchase their Shares and the date the repurchase offer ends (the “Repurchase Request Deadline”). The time between the notification to Shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days, and is expected to be approximately [30] days. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the TXSE typically as of the Repurchase Request Deadline, but no later than the 14th day after such date, or the next business day if the 14th day is not a business day (each, a “Repurchase Pricing Date”). Payment pursuant to the repurchase will be distributed to Shareholders or financial intermediaries for distribution to their customers no later than seven days after the Repurchase Pricing Date. Although the Repurchase Policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, subject to approval of the Board of Trustees. Quarterly repurchases will occur in the months of March, June, September, and December. The Fund expects to make its initial repurchase offer in [●], 2026. See “Principal Risk Factors—Risks Relating to Our Business and Structure” and “Repurchase of Shares” below.

This Prospectus contains important information about us that a prospective investor should know before investing in our Shares. Please read this Prospectus before investing and keep it for future reference. The Fund’s Statement of Additional Information (“SAI”) dated [●], 2026, as it may be supplemented, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. Upon the completion of this offering, we will file annual, semi-annual and quarterly reports, proxy statements and other information about us with the Securities and Exchange Commission (the “SEC”). This information will be available free of charge by contacting us by mail at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225, by telephone at (214) 953-0190 or on our website at [●]. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this Prospectus, and you should not consider that information to be part of this Prospectus.

Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely on the information contained in this Prospectus. The Fund has not authorized any other person to provide you with different information or to make representations as to matters not stated in this Prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. This Prospectus will be amended to reflect material changes to the information contained herein.

i

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This Prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Fund, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this Prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this Prospectus should not be regarded as a representation by us that our plans and objective will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this Prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this Prospectus.

SUMMARY

The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, you should read this entire document and the documents to which we have referred. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this Prospectus.

Except where the context requires otherwise, the terms “Fund,” “we,” “us” and “our” refer to Brookmont Pre-IPO AI Interval Fund; “Brookmont” and “Adviser” refer to Brookmont Capital Management, LLC.

The Fund

We are a newly formed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and will be operated as an interval fund under Rule 23c-3 of the 1940 Act. We intend to elect to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Code, beginning with our tax year ending [December 31, 2026]. We were formed on September 11, 2026, as a Maryland statutory trust.

The Fund is an interval fund that will provide limited liquidity by offering to make quarterly repurchases of the Fund’s Shares at net asset value (“NAV”), which will be calculated on a daily basis. See “Repurchase of Shares.” The Fund intends to publicly report the NAV per Share of the Fund on its website on a daily basis. For information on the Fund’s daily NAV, please visit [●] or call the Fund at (214) 953-0190.

Shares of the Fund will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”). It is anticipated that the Shares of the Fund will be listed on the Texas Stock Exchange LLC (the “TXSE” or the “Exchange”) under the ticker symbol [BPAI], subject to listing requirements and notice of issuance.

Investment Objective

Our investment objective is to seek long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

The Fund’s investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Shareholders. However, the Fund’s policy of investing at least 80% of its Managed Assets (as defined below) in Pre-IPO AI Securities (as defined below) may only be changed by the Board of Trustees (or, the “Board”) following the provision of 60 days’ prior written notice to the Shareholders. Certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

The Adviser

The Fund’s investment adviser is Brookmont, an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Brookmont’s principal offices are located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225. As of [ ], 2026, Brookmont had approximately [ ] assets under management. See “Management.”

As the investment adviser, Brookmont is responsible for managing the Fund’s business affairs, providing certain administrative services and the day-to-day management of the Fund’s portfolio and implementation of the investment strategy. The Adviser is subject to the supervision of the Board pursuant to an investment advisory agreement (the “Investment Advisory Agreement”).

Principal Investment Strategies and Policies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing, directly or indirectly, at least 80% of its Managed Assets in Pre-IPO AI Securities.

For purposes of the Fund’s 80% investment policy, the Adviser defines "Pre-IPO AI Securities" as equity securities, equity-linked instruments, and other instruments providing economic exposure to the equity of privately-owned companies, including:

1.	Common stock and preferred stock of private AI companies, acquired through (i) primary issuances in venture capital and growth equity financing rounds, (ii) secondary market transactions, including purchases from early investors, founders, current and former employees, and other holders through secondary market platforms or privately negotiated transactions, (iii) company-sponsored tender offers, and (iv) structured co-investment vehicles alongside lead investors;
2.	Convertible notes, convertible preferred stock, SAFEs (Simple Agreements for Future Equity), and other instruments convertible into or exchangeable for equity of private AI companies, in each case where the Adviser expects the conversion or exchange to result in equity securities of a Pre-IPO AI Company;
3.	Warrants, options, and other rights to acquire equity of private AI companies;
4.	Equity interests in special purpose vehicles, co-investment funds, or other pooled vehicles that hold primarily Pre-IPO AI Securities, including those organized under Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, provided that the underlying investment focus of such vehicle is consistent with the Fund's investment policies;
5.	Publicly traded equity securities of Pre-IPO AI Companies that have completed an initial public offering within the 24-month period immediately preceding the date of investment, where the Adviser retains conviction that the post-IPO public company continues to represent an attractive growth equity investment within the Fund's thematic mandate; and
6.	Publicly traded equity securities of companies that hold material ownership interests in Pre-IPO AI Companies ("Listed Proxies"), including publicly traded technology companies with documented strategic investments in foundation model developers, autonomous systems companies, or AI infrastructure platforms.

The Fund pursues a concentrated, high-conviction strategy focused on the equity of private companies considered by the Adviser to be at the forefront of AI development and deployment. The Adviser seeks to construct a portfolio of 15 to 35 investments representing the Adviser's highest-conviction views on those private AI companies that the Adviser believes are most likely to generate outsized long-term value. The Fund generally targets investments with an expected liquidity event (IPO, acquisition, or secondary sale) within 3 to 7 years from the date of investment. When a Pre-IPO AI Company in which the Fund holds an investment completes an initial public offering, the Fund may retain its equity position as a post-IPO investment for up to 24 months following the IPO date. Post-IPO retained positions count towards the Fund's 80% investment policy during this retention period. The decision to retain or reduce a post-IPO position will be made by the Adviser's Investment Committee based on the Adviser's assessment of the post-IPO company's valuation, competitive positioning, and long-term growth prospects.

The Fund may invest in Pre-IPO AI Securities without limitation as to the stage of development of the issuing company, including early-stage, growth-stage, and late-stage pre-IPO companies; although no more than 20% of the Fund’s Managed Assets will be invested in seed or Series A-stage companies. The Fund's primary focus will be on growth-stage and late-stage companies — generally companies that have achieved meaningful revenue traction, have a demonstrated technology capability, and are within a three- to seven-year horizon to a liquidity event — but the Fund may invest in earlier-stage companies where the Adviser has high conviction in the long-term opportunity. The Fund will invest primarily in U.S.-headquartered companies but the Fund may invest up to 30% of Managed Assets in non-U.S. Pre-IPO AI Companies.

Under normal circumstances, the Fund will concentrate its investments in the AI and technology sector. Under normal market conditions, more than 25% of the Fund's Managed Assets will be invested in Pre-IPO AI Securities of companies having their principal business activities in the AI and related technology sectors. The Fund will not invest more than 25% of its Managed Assets in any single Pre-IPO AI Company at the time of investment; provided that market appreciation may cause a position to exceed 25% without requiring disposition. The Fund may invest up to 20% of its Managed Assets in listed proxies, which are publicly traded equity securities of companies that hold material ownership interests in Pre-IPO AI Companies.

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). Percentage limitations described in this Prospectus are measured at the time of investment and may be exceeded on a going-forward basis as a result of market value fluctuations of portfolio investments.

The Fund will provide written notice to shareholders at least 60 days prior to any change to the policy of investing at least 80% of its Managed Assets in Pre-IPO AI Securities.

Although we have no current intention to do so, we may borrow funds to make investments. The Fund also may borrow money as a temporary measure for extraordinary or emergency purpose, which indebtedness would generally not be subject to the asset coverage requirements described above. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. In addition, the investment vehicles in which we invest may be leveraged, which will indirectly expose us to the risks of leverage. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. When leverage is employed, the NAV and the yield to shareholders will be more volatile. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our Adviser will be borne by our Shareholders. Under the 1940 Act, we are only permitted to incur additional indebtedness to the extent our asset coverage, as defined under the 1940 Act, is at least 300% immediately after each such borrowing.

The Fund will maintain liquidity by investing approximately 10% to 20% of the Managed Assets in cash, U.S. Treasury securities, U.S. government agency securities, money market funds (including U.S. government money market funds and Treasury money market funds), and other short-term, high-quality fixed income instruments.

The Fund is classified as “non-diversified” under the 1940 Act.

Principal Risk Factors

Risk is inherent in all investing. The value of our assets, as well as the market price of our Shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in the Fund involves other risks, including the following:

•	The Fund is newly organized as a closed-end management investment company that will operate as an interval fund, and its Shares are anticipated to be listed for trading on the TXSE, subject to listing requirements and notice of issuance (symbol: [BPAI]). The market price of the Fund’s Shares may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors.

•	The Fund is an “interval fund” and, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratios. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities.

•	Although the Shares may be listed on the TXSE, there may be no or limited trading volume in the Fund’s Shares. Accordingly, investors may not be able to sell all or part of their Shares in a particular timeframe. Moreover, there can be no assurance that the Fund will continue to meet the listing eligibility requirements of a national securities exchange. Additionally, Shares listed for trading on the TXSE may trade at a discount to NAV.

•	There is no assurance that the Fund will be able to maintain a certain level of distributions.

•	Distributions may be funded from offering proceeds, which may constitute a return of capital and reduce the amount of capital available for investment.

•	At any given time, the Fund’s portfolio may be substantially illiquid. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment.

•	As a result of the foregoing and other risks described in this Prospectus, an investment in the Fund is considered to be highly speculative.

•	The Fund may decline to accept any subscription requests for any reason regardless of the order in which such subscription request was submitted to the Fund.

See “Risk Factors” beginning on page [ ], and the other information included in this Prospectus, for additional discussion of factors you should carefully consider before deciding to invest in our Shares. The Fund is subject to substantial risks, including market risks and strategy risks. The Fund is also subject to the risks associated with the investment strategies employed by the Adviser, which may include artificial intelligence companies risk, artificial intelligence sector risk, technology sector risk, IPO risk, and valuation risk, among others. While the Adviser will attempt to moderate any risks, there can be no assurance that the Fund’s investment activities will be successful or that the investors will not suffer losses.

PURCHASE OF SHARES

This Prospectus applies to the offering of an unlimited number of common shares of beneficial interest of the Fund (the “Shares”). Although the Fund does not presently expect to offer additional classes of Shares, the Fund could apply for exemptive relief to offer additional classes of Shares in the future. There is no guarantee that such relief would be granted. The Shares will be offered on a continuous basis at the Fund’s NAV per Share calculated as of the date that the request to purchase Shares is received and accepted by or on behalf of the Fund. While the Fund does not impose an initial sales load on Shares, if a Shareholder buys Shares through certain selling agents or financial intermediaries, such selling agent or financial intermediary may directly charge Shareholders transaction or other fees in such amount as they may determine. The Fund is authorized as a Maryland statutory trust to issue an unlimited number of Shares. It is anticipated that the Shares will be listed on the TXSE under the ticker symbol [BPAI], subject to listing requirements and notice of issuance.

The Fund intends to apply for exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”) to, among other things, impose asset-based distribution and/or service fees and early-withdrawal charges with respect to Shares (the “Exemptive Relief”).

[●] (the “Distributor”) is the distributor of the Shares and serves in that capacity on a best effort basis, subject to various conditions. The Fund may be offered through other brokers, dealers, and other financial intermediaries that have entered into selling agreements with the Distributor.

The Distributor may enter into sub-placement agent agreements with one or more select dealers (each a “Sub-Placement Agent”). The Fund may offer and sell its Shares from time to time through a Sub-Placement Agent. The Distributor (or the Sub-Placement Agent) will provide written confirmation to the Fund not later than the opening of the trading day on the TXSE following any trading day on which Shares are sold. Each confirmation will include the number of Shares sold on the preceding day, the net proceeds to the Fund, and the compensation payable by the Fund to the Distributor in connection with the sales.

Under the 1940 Act, the Fund may not sell any Shares at a price below the current NAV of such Shares, exclusive of any distributing commission or discount. The minimum price on any day at which Shares may be sold will not be less than the then current NAV per Share (the “NAV”). The Fund and the Distributor will determine whether any sales of Shares will be authorized on a particular day. The Fund and the Distributor, however, will not authorize sales of Shares if the price per share of the Shares is less than the NAV. The Fund and the Distributor may elect not to authorize sales of Shares on a particular day even if the price per share of the Shares is equal to or greater than the NAV, or may only authorize a fixed number of Shares to be sold on any particular day. The Fund and the Distributor will have full discretion regarding whether sales of Shares will be authorized on a particular day and, if so, in what amounts.

Shares of the Fund listed on TXSE may be bought and sold in the secondary market at prevailing market prices, which may represent a premium or a discount to the Fund's daily NAV per share. The availability of exchange liquidity does not affect the Fund's quarterly repurchase program, which will continue to operate at NAV regardless of the prevailing market price of the Fund's shares.

Use of Proceeds

An indefinite number of Shares will be offered on a continuous, best efforts basis, at a price equal to the Fund’s NAV per Share as of the date that the request to purchase Shares is received and accepted by, or on behalf of, the Fund.

The Fund intends to use the net proceeds from the sale of its securities pursuant to this Prospectus to acquire investments in accordance with the Fund’s investment objective and strategies described in this Prospectus. The Fund is continuously identifying, reviewing and, to the extent consistent with the Fund’s investment objective, funding new investments. The Fund will also use a portion of any such proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments.

The Fund currently anticipates being able to invest proceeds from the sale of its Shares promptly after the receipt of such proceeds, subject to the availability of appropriate investment opportunities consistent with the Fund’s investment objective and market conditions. The marketplace for private company and venture capital investing has become increasingly competitive, and the Fund may encounter delays in locating suitable investment opportunities. Such delays may impact Shareholders’ investment returns. Until appropriate private company and venture capital investments can be found, the Fund intends to invest its assets in publicly traded securities, which may have returns that are lower than returns from private company and venture capital investments.

Listing of Shares

It is anticipated that our Shares will be listed on the TXSE, subject to listing requirements and notice of issuance. The trading or ticker symbol of the Shares is expected to be “[BPAI].”

Distributions

We intend to distribute [quarterly] dividends to our shareholders. The amount of our dividends, if any, will be determined by our Board. Any dividends to our shareholders will be declared out of assets legally available for distribution. The specific tax characteristics of our dividends will be reported to shareholders after the end of each calendar year.

Taxation

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our shareholders as dividends. To obtain and maintain our RIC tax treatment, we must meet, among other requirements, specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Investment Advisory Fees

We will pay Brookmont a fee for its services under the Investment Advisory Agreement consisting of a management fee calculated at an annual rate of [●]% of our Managed Assets, which includes any borrowings for investment purposes. “Managed Assets” means our total assets (including assets attributable to our use of leverage) minus the sum of our accrued liabilities (other than liabilities incurred for the purpose of creating leverage). See “Investment Advisory Agreement.”

Because the fees received by the Adviser are based on the Managed Assets of the Fund, the Adviser has a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Adviser on the one hand and the Fund’s shareholders on the other. In addition to bearing the cost of the Fund’s investment management fees and other expenses, the Fund’s shareholders will also bear the costs and expenses associated with the Fund’s use of leverage; such costs and expenses are not paid with borrowed funds.

The Adviser has agreed to waive or reimburse expenses of the Fund (other than brokerage fees and commissions; borrowing costs such as (i) interest and (ii) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund may invest; the cost of leverage, including dividends on preferred shares; and extraordinary expenses) to the extent necessary to limit the Fund’s total annual operating expenses at [●]% of the average daily Managed Assets for at least twelve months from the effective date of this registration statement. This agreement is in effect until [_________], and it may be terminated before that date only by the Fund’s Board of Trustees. The Adviser may recover from the Fund expenses reimbursed for three years after the date of the payment or waiver, so long as such recoupment does not cause the Fund’s total annual operating expenses (after the repayment is taken into account) to exceed: (i) the Fund’s expense limitation at the time such expenses were waived or (ii) the Fund’s current expense limitation at the time of recoupment.

Leverage

Although we have no current intention to do so, we may borrow funds to make investments. The Fund also may borrow money as a temporary measure for extraordinary or emergency purpose, which indebtedness would generally not be subject to the asset coverage requirements described above. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. In addition, the investment vehicles in which we invest may be leveraged, which will indirectly expose us to the risks of leverage. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. When leverage is employed, the NAV and the yield to shareholders will be more volatile. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our Adviser will be borne by our Shareholders. Under the 1940 Act, we are only permitted to incur additional indebtedness to the extent our asset coverage, as defined under the 1940 Act, is at least 300% immediately after each such borrowing.

Trading

Shares of closed-end investment companies frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our NAV is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Repurchase Policy

The Fund is operated as an interval fund under Rule 23c-3 of the 1940 Act. As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding Shares at NAV, subject to certain conditions described herein (the “repurchase policy”), unless such offer is suspended or postponed in accordance with regulatory requirements. See “Repurchase of Shares.” Although the repurchase policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, subject to approval of the Board. The Fund will not otherwise be required to repurchase or redeem Shares at the option of a Shareholder. It is possible that a repurchase offer may be oversubscribed, in which case Shareholders may only have a portion of their Shares repurchased. If the number of Shares tendered for repurchase in any repurchase offer exceeds the number of Shares that the Fund has offered to repurchase, the Fund will repurchase not to exceed 2% of the Shares outstanding on the repurchase request deadline. If the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender Shares in an amount exceeding the repurchase offer amount plus 2% of the Shares outstanding on the repurchase request deadline, the company shall repurchase the shares tendered on a pro rata basis.

The Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets, sell a portion of its portfolio investments or borrow money in order to finance any repurchases of its Shares. The Fund may accumulate cash by holding back (i.e., not reinvesting or distributing to Shareholders) payments received in connection with the Fund’s investments. The Fund believes payments received in connection with the Fund’s investments and any cash or liquid assets held by the Fund will be sufficient to meet the Fund’s repurchase offer obligations each quarter. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase offer obligations, the Fund may sell its other investments. Although most, if not all, of the Fund’s investments are expected to be illiquid and the secondary market for such investments is likely to be limited, the Fund believes it would be able to find willing purchasers of its investments if such sales were ever necessary to supplement such cash generated by payments received in connection with the Fund’s investments. The Fund may also borrow money in order to meet its repurchase obligations. There can be no assurance that the Fund will be able to obtain such financing for its repurchase offers. The Fund reserves the right to conduct a special or additional repurchase offer that is not made pursuant to the repurchase policy under certain circumstances. See “Principal Risk Factors—Risks Relating to Our Business and Structure—Repurchase Policy Risks” below.

Shareholders will be notified in writing of each repurchase offer under the repurchase policy. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the TXSE typically as of the date a repurchase offer ends, but no later than the 14th day after such date, or the next business day if the 14th day is not a business day. As a fundamental policy of the Fund, the repurchase policy may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities. See “Repurchase of Shares.”

Dividend Reinvestment Plan

If your Shares are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional Shares, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your Shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Shareholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as shareholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

ERISA Plans and Other Tax Exempt Entities

Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”), 401(k) plans and Keogh plans, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, none of the Fund or the Adviser will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a Shareholder, solely as a result of the ERISA plan’s investment in the Fund. See “ERISA Considerations.”

Certain Anti-Takeover Measures

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our Shares the opportunity to realize a premium over the market price for our Shares. See “Description of Securities.”

Available Information

After the completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting Brookmont Capital Management, LLC, at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225, by telephone at (214) 953-0190, or on our website at [●].

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this Prospectus contains a reference to fees or expenses paid by “us” or “the Adviser,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in the Fund.

SHAREHOLDER TRANSACTION FEES
Sales Load (as a percentage of offering price)(1)	None

Dividend Reinvestment Plan Transaction Fees (2)	[●]	%

ANNUAL EXPENSES
(as a percentage of net assets attributable to Shares)
Management Fee(3)	[●]	%
Other Expenses(4)	[●]	%
Acquired Fund Fees and Expenses(5)	[●]	%
Total Annual Fund Operating Expenses	[●]	%
Fee Waiver and/or Expense Reimbursement(6)	[●]	%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	[●]	%

(1) While the Fund does not impose an initial sales load on Shares, if a Shareholder buys Shares through certain selling agents or financial intermediaries, such selling agent or financial intermediary may directly charge Shareholders transaction or other fees in such amount as they may determine. See “Plan of Distribution.”

(2) The expenses of the dividend reinvestment plan include Transaction Fees. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $[●] plus a per share brokerage commission from the proceeds.

(3) The above calculation reflects our base management fee as a percentage of our net assets. Our base management fee under the Investment Advisory Agreement, however, is based on our gross assets, which is defined as all the assets of the Fund, including those acquired using borrowings for investment purposes. As a result, to the extent we use leverage, it would have the effect of increasing our base management fee as a percentage of our net assets. See “Investment Advisory Agreement.”

(4) “Other expenses” ($[●], including costs and expenses associated with our formation and organization) are based upon estimated amounts for the current fiscal year.

(5) Acquired Fund Fees and Expenses represent the Fund’s pro rata share of fees and expenses incurred indirectly as a result of investing in other funds, including ETFs and money market funds.

(6) The Adviser has agreed to waive or reimburse expenses of the Fund (other than brokerage fees and commissions; borrowing costs such as (i) interest and (ii) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund may invest; the cost of leverage, including dividends on preferred shares, due diligence expenses related to potential new investments, and extraordinary expenses) to the extent necessary to limit the Fund’s total annual operating expenses at [●]% of the average daily Managed Assets for at least twelve months from the effective date of this registration statement. This agreement is in effect until [_________], and it may be terminated before that date only by the Fund’s Board of Trustees. The Adviser may recover from the Fund expenses reimbursed for three years after the date of the payment or waiver, so long as such recoupment does not cause the Fund’s total annual operating expenses (after the repayment is taken into account) to exceed: (i) the Fund’s expense limitation at the time such expenses were waived or (ii) the Fund’s current expense limitation at the time of recoupment.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Shares. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. It is further assumed that no Shares will be repurchased for the duration of the defined periods. The example for one year reflects the contractual expense limitation described below, and the amounts for the other periods reflect the contractual expense limitation described below only for the first year of such periods.

	1 Year		3 Years		5 Years		10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	[●]	$	[●]	$	[●]	$	[●]

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of Shares, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

USE OF PROCEEDS

An indefinite number of Shares will be offered on a continuous, best efforts basis, at a price equal to the Fund’s NAV per Share as of the date that the request to purchase Shares is received and accepted by, or on behalf of, the Fund.

The Fund intends to use the net proceeds from the sale of its securities pursuant to this Prospectus to acquire investments in accordance with the Fund’s investment objective and strategies described in this Prospectus. The Fund is continuously identifying, reviewing and, to the extent consistent with the Fund’s investment objective, funding new investments. The Fund will also use a portion of any such proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments.

The Fund currently anticipates being able to invest proceeds from the sale of its Shares promptly after the receipt of such proceeds, subject to the availability of appropriate investment opportunities consistent with the Fund’s investment objective and market conditions. The marketplace for private company and venture capital investing has become increasingly competitive, and the Fund may encounter delays in locating suitable investment opportunities. Such delays may impact Shareholders’ investment returns. Until appropriate private company and venture capital investments can be found, the Fund intends to invest its assets in publicly traded securities, which may have returns that are lower than returns from private company and venture capital investments.

PERFORMANCE INFORMATION

Because the Fund is newly organized and its Shares have not previously been offered, the Fund does not have any performance history as of the date of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and its shares have not previously been offered, the Fund does not have any financial history as of the date of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

GENERAL DESCRIPTION OF THE FUND

Overview

We are a newly formed, non-diversified closed-end investment management company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and will operate as an interval fund under Rule 23c-3 of the 1940 Act. We intend to elect to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Code, beginning with our tax year ending [December 31, 2026]. We were formed on September 11, 2026, as a Maryland statutory trust.

The Fund is an interval fund that will provide limited liquidity by offering to make quarterly repurchases of the Fund’s Shares at net asset value (“NAV”), which will be calculated on a daily basis. See “Repurchase of Shares.” The Fund intends to publicly report the NAV per Share of the Fund on its website on a daily basis. For information on the Fund’s daily NAV, please visit [●] or call the Fund at (214) 953-0190.

Shares of the Fund will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”). It is anticipated that the Shares of the Fund will be listed on the Texas Stock Exchange LLC (the “TXSE”) under the ticker symbol [BPAI], subject to listing requirements and notice of issuance.

Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing, directly or indirectly, at least 80% of its Managed Assets in Pre-IPO AI Securities.

For purposes of the Fund’s 80% investment policy, the Adviser defines "Pre-IPO AI Securities" as equity securities, equity-linked instruments, and other instruments providing economic exposure to the equity of privately-owned companies, including:

1.	Common stock and preferred stock of private AI companies, acquired through (i) primary issuances in venture capital and growth equity financing rounds, (ii) secondary market transactions, including purchases from early investors, founders, current and former employees, and other holders through secondary market platforms or privately negotiated transactions, (iii) company-sponsored tender offers, and (iv) structured co-investment vehicles alongside lead investors;
2.	Convertible notes, convertible preferred stock, SAFEs (Simple Agreements for Future Equity), and other instruments convertible into or exchangeable for equity of private AI companies, in each case where the Adviser expects the conversion or exchange to result in equity securities of a Pre-IPO AI Company;

3.	Warrants, options, and other rights to acquire equity of private AI companies;
4.	Equity interests in special purpose vehicles, co-investment funds, or other pooled vehicles that hold primarily Pre-IPO AI Securities, including those organized under Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, provided that the underlying investment focus of such vehicle is consistent with the Fund's investment policies;
5.	Publicly traded equity securities of Pre-IPO AI Companies that have completed an initial public offering within the 24-month period immediately preceding the date of investment, where the Adviser retains conviction that the post-IPO public company continues to represent an attractive growth equity investment within the Fund's thematic mandate; and
6.	Publicly traded equity securities of companies that hold material ownership interests in Pre-IPO AI Companies ("Listed Proxies"), including publicly traded technology companies with documented strategic investments in foundation model developers, autonomous systems companies, or AI infrastructure platforms.

The Fund pursues a concentrated, high-conviction strategy focused on the equity of private companies considered by the Adviser to be at the forefront of AI development and deployment. The Adviser seeks to construct a portfolio of 15 to 35 investments representing the Adviser's highest-conviction views on those private AI companies that the Adviser believes are most likely to generate outsized long-term value. The Fund generally targets investments with an expected liquidity event (IPO, acquisition, or secondary sale) within 3 to 7 years from the date of investment. When a Pre-IPO AI Company in which the Fund holds an investment completes an initial public offering, the Fund may retain its equity position as a post-IPO investment for up to 24 months following the IPO date. Post-IPO retained positions count towards the Fund's 80% investment policy during this retention period. The decision to retain or reduce a post-IPO position will be made by the Adviser's Investment Committee based on the Adviser's assessment of the post-IPO company's valuation, competitive positioning, and long-term growth prospects.

The Fund may invest in Pre-IPO AI Securities without limitation as to the stage of development of the issuing company, including early-stage, growth-stage, and late-stage pre-IPO companies. The Fund's primary focus will be on growth-stage and late-stage companies — generally companies that have achieved meaningful revenue traction, have a demonstrated technology capability, and are within a three- to seven-year horizon to a liquidity event — but the Fund may invest in earlier-stage companies where the Adviser has high conviction in the long-term opportunity.

Under normal circumstances, the Fund will concentrate its investments in the AI and technology sector. [Under normal market conditions, more than 25% of the Fund's Managed Assets will be invested in Pre-IPO AI Securities of companies having their principal business activities in the AI and related technology sectors.] The Fund will not invest more than 25% of its Managed Assets in any single Pre-IPO AI Company at the time of investment; provided that market appreciation may cause a position to exceed 25% without requiring disposition. The Fund may invest up to 20% of its Managed Assets in listed proxies, which are publicly traded equity securities of companies that hold material ownership interests in Pre-IPO AI Companies.

The Fund will maintain liquidity by investing approximately 10% to 20% of the Managed Assets in cash, U.S. Treasury securities, U.S. government agency securities, money market funds (including U.S. government money market funds and Treasury money market funds), and other short-term, high-quality fixed income instruments.

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). Percentage limitations described in this Prospectus are measured at the time of investment and may be exceeded on a going-forward basis as a result of market value fluctuations of portfolio investments.

The Fund will provide written notice to shareholders at least 60 days prior to any change to the policy of investing at least 80% of its Managed Assets in Pre-IPO AI Securities.

The Fund is classified as “non-diversified” under the 1940 Act.

Although we have no current intention to do so, we may borrow funds to make investments. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (e.g., a credit facility), margin facilities, or the issuance of notes in an aggregate amount up to 331∕3% of the Fund’s total assets (or in the case of the issuance of preferred shares, 50% of the Fund’s total assets), including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund may also use leverage generated by reverse repurchase agreements, dollar rolls and similar transactions. The Fund may use leverage opportunistically and may use different types, combinations or amounts of leverage over time, based on the Adviser’s views concerning market conditions and investment opportunities. The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage may cause the Fund’s NAV to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does use leverage, the percentage of its total assets such leverage will represent.

Cash Management and Temporary Investments

For temporary defensive purposes, including during periods of unusual cash flows, the Fund may depart from its principal investment strategies and invest part or all of its assets in cash equivalent securities or may hold cash. The Fund may adopt a defensive strategy when the Adviser believes securities in which the Fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Investment Types

The Adviser has identified the following categories of AI development as comprising the Fund's primary investment universe. The Adviser may refine, expand, or modify these categories as the AI technology landscape evolves.

Foundation Model Developers and AI Research Laboratories

Foundation model developers are companies that train large-scale, general-purpose AI models — commonly referred to as large language models ("LLMs"), large multimodal models, and frontier AI systems — using massive computational resources, proprietary training data, and novel model architectures. These companies sit at the apex of the AI value chain: their models provide the core intelligence layer upon which a broad ecosystem of downstream AI applications, tools, and services is built.

The Adviser believes that foundation model developers represent the single most important category within the Fund's investment universe. A small number of companies are currently engaged in the frontier of foundation model development at meaningful scale, each of which is pursuing a distinct model architecture, data strategy, and commercialization approach. The Adviser's investment thesis in this category is based on the following factors:

•	Model capability as a durable competitive advantage. Each successive generation of frontier models has demonstrated measurably improved reasoning, coding, scientific analysis, and multimodal capabilities. The companies that maintain frontier model performance are positioned to capture disproportionate enterprise and consumer revenue relative to those operating behind the capability frontier.
•	API and platform revenue with high retention. Foundation model developers generate revenue primarily through API access fees charged to enterprise customers integrating AI capabilities into products and workflows, and through consumer subscription products. Enterprise API contracts exhibit high retention rates and expanding usage as customers deepen model integration.
•	Structural scarcity. The capital requirements, talent concentration, and proprietary training data necessary to operate at the frontier of foundation model development create durable barriers to entry. The number of companies capable of maintaining frontier model performance over a multi-year horizon is expected to remain small.

Representative companies in this category include developers of large-scale language models providing API-based access to enterprise and developer customers, multimodal AI research laboratories, and companies developing specialized foundation models for scientific, coding, or domain-specific applications. Specific companies within this category may include, subject to available investment opportunities and pricing, companies such as OpenAI (valued at approximately $852 billion as of recent reporting), Anthropic (valued at approximately $380 billion), and xAI (valued at approximately $250 billion in connection with its combination with SpaceX), as well as other frontier model developers.

AI Data Infrastructure and MLOps Platforms

AI data infrastructure companies provide the foundational data management, processing, and operationalization platforms that enable enterprises to build, train, deploy, and monitor AI systems at scale. These companies occupy the "picks and shovels" layer of the AI economy — generating durable, high-margin recurring revenue from the data infrastructure requirements that are prerequisite to any enterprise AI deployment, regardless of which foundation model or AI platform ultimately prevails in the market.

The Adviser's investment thesis in this category focuses on companies providing: (i) unified data lakehouse architecture combining data engineering, analytics, and AI workloads in a single platform; (ii) data labeling, annotation, and synthetic data generation services essential to model training; (iii) model evaluation, monitoring, and fine-tuning infrastructure; and (iv) enterprise AI development platforms enabling production deployment of custom AI applications.

Representative companies in this category include data platform companies enabling enterprise AI at scale, high-quality training data providers, and AI application development infrastructure companies. Specific companies in this category may include Databricks (valued at approximately $134 billion) and Scale AI (valued at approximately $14 billion), as well as other data infrastructure and MLOps platform providers.

Autonomous Systems, Robotics, and Physical AI

Autonomous systems and robotics companies apply foundation model capabilities — including computer vision, natural language understanding, and spatial reasoning — to real-world navigation, manipulation, and locomotion challenges. These companies represent the leading edge of "physical AI": the application of AI to systems that perceive and act in the physical world, including autonomous vehicles, humanoid robots, industrial automation platforms, and general-purpose robotic systems.

The Adviser's investment thesis in this category is based on: (i) the convergence of foundation model capabilities with specialized sensor stacks and mechanical hardware, which has dramatically accelerated the capability trajectory of autonomous systems; (ii) winner-take-most dynamics in key segments such as ride-hailing robotaxi deployment and humanoid robot manufacturing; and (iii) the potential for autonomous systems to represent a multi-trillion-dollar economic transformation in physical labor and transportation.

Representative companies in this category may include Waymo (valued at approximately $126 billion), operating the world's largest commercial autonomous ride-hailing service; Figure AI (valued at approximately $40 billion), a developer of general-purpose humanoid robots targeting warehouse and manufacturing deployment; and Skild AI (valued at approximately $14 billion), a developer of foundation models specifically designed for robotic motor control.

AI-Native Defense Technology and Autonomous Platforms

AI-native defense technology companies develop autonomous platforms, sensor fusion systems, and AI-powered command-and-control infrastructure for military and national security applications. These companies benefit from a structural tailwind: the U.S. Department of Defense and allied defense establishments are in the early stages of a multi-decade modernization toward autonomous and AI-enabled force structures, and AI-native defense companies are positioned to capture a growing share of defense procurement budgets that have historically been dominated by large, incumbent prime contractors.

The Adviser's investment thesis in this category is based on: (i) the structural shift in DoD procurement toward software-defined, AI-enabled platforms; (ii) the cost and capability advantages of AI-native platforms over modified legacy systems; (iii) the high switching costs and long contract durations associated with government defense contracts; and (iv) the national security imperative to maintain technological superiority in autonomous systems relative to near-peer competitors.

Representative companies in this category may include Anduril Industries (valued at approximately $61 billion), a developer of autonomous defense platforms, sensor networks, and AI-powered command-and-control systems with growing DoD contract revenue; and Shield AI (valued at approximately $16 billion), a developer of AI-powered autonomous flight systems for military applications.

AI-Enabled Financial Technology

AI-enabled financial technology companies develop payment infrastructure, banking platforms, and financial services applications in which AI is a core component of product development, risk management, fraud detection, credit underwriting, and customer experience. These companies represent a distinct sub-category within the Fund's mandate: they are not primarily AI research companies, but rather companies for which AI capability is the central source of competitive advantage in large, established financial services markets.

The Adviser's investment thesis in this category focuses on companies with: (i) AI-driven fraud and risk management that enables superior unit economics relative to incumbent financial services providers; (ii) AI-powered data infrastructure that connects financial institutions, merchants, and consumers in ways that create durable network effects; and (iii) demonstrated revenue scale in payments, banking, or credit that reduces early-stage execution risk relative to pure AI research investments.

Representative companies in this category may include Stripe (valued at approximately $159 billion), the global payments infrastructure provider with growing AI-powered financial services offerings; Revolut (valued at approximately $75 billion), a global consumer banking platform with AI-driven financial management features and an anticipated Nasdaq listing in 2026; Plaid (valued at approximately $13.4 billion), a financial data infrastructure provider with S-1 filed in Q1 2026; and Klarna (valued at approximately $14.6 billion), a buy-now-pay-later platform with AI-driven credit and commerce capabilities.

Investment Sourcing and Access Methods

The Adviser accesses Pre-IPO AI Securities through five primary channels, each of which presents distinct pricing, availability, and structural characteristics. The Adviser actively maintains relationships across all five channels to maximize the Fund's access to the pre-IPO AI opportunity set.

1.	Primary Issuances — Venture and Growth Equity Rounds

The Fund may participate in primary equity financing rounds in which Pre-IPO AI Companies issue new shares to raise growth capital. Primary round access is the most selective channel: lead investors in primary rounds typically have pre-existing relationships with company management and early-stage visibility into the investment opportunity. The Adviser will seek primary round participation in cases where (i) the Fund's investment size is sufficient to make the Fund a meaningful participant in the financing, (ii) the Adviser has an established relationship with the company's management team, existing investors, or financial advisers, and (iii) the terms of the primary round are consistent with the Fund's investment guidelines.

Primary round investments typically offer the lowest per-share price and the most favorable governance rights, including anti-dilution protection, information rights, and pro-rata participation rights in future financing rounds.

2.	Secondary Market Transactions — Private Share Purchases

The Fund may purchase existing equity interests of Pre-IPO AI Companies from current shareholders — including early employees, founders, former employees, early-stage investors, and other holders — through secondary market transactions. The secondary market for private AI company shares has grown substantially, with transaction volume reaching an estimated $160 billion in 2024 and projected to exceed $200 billion in 2026. Secondary market platforms facilitating such transactions include Forge Global, Nasdaq Private Market, EquityZen, and Linqto, as well as private broker networks and directly negotiated bilateral transactions.

Secondary transactions typically occur at negotiated prices that may reflect a discount or a premium to the most recent primary round valuation, depending on company performance, investor demand, and market conditions. Secondary purchases do not dilute existing shareholders, and the proceeds are received by the selling shareholder rather than the company. Secondary transactions may involve transfer restrictions, right of first refusal provisions, and consent requirements that affect the timing and certainty of transaction completion.

3.	Company-Sponsored Tender Offers and Structured Liquidity Programs

Pre-IPO AI Companies increasingly organize periodic company-sponsored tender offers — commonly referred to as "structured liquidity programs" or "tender offer programs" — through which the company or a designated third-party purchasing agent offers to repurchase shares from current holders at a specified price for a limited period. These programs provide an orderly liquidity mechanism for company employees and early investors while allowing the company to maintain control over the shareholder register.

Tender offer participation allows the Fund to purchase shares at company-determined prices with high execution certainty and without negotiating directly with individual sellers. Tender offer pricing is typically set at or near the most recent primary round valuation or a discount thereto.

4.	Co-Investment Alongside Lead Investors

The Adviser may negotiate co-investment rights alongside established venture capital and growth equity lead investors — including but not limited to funds affiliated with Andreessen Horowitz, Sequoia Capital, Founders Fund, Khosla Ventures, and Tiger Global Management — on terms identical or substantially similar to the lead investor's primary round terms. Co-investment structures allow the Fund to gain access to high-demand primary round allocations that would otherwise be unavailable to a registered investment company, while investing alongside investors who have conducted extensive due diligence and have ongoing board-level visibility into portfolio company operations.

The Adviser will seek to establish co-investment relationships with lead investors who have deep, documented expertise in the AI sector and who have demonstrated a consistent ability to identify and support the most consequential private AI companies at critical development stages.

5.	Pooled Vehicles and Fund Interests

The Fund may invest in pooled vehicles — including special purpose vehicles, feeder funds, and co-investment funds organized under Section 3(c)(1) or Section 3(c)(7) of the 1940 Act — that hold Pre-IPO AI Securities as their primary assets. Such vehicles are often organized by lead investors or financial intermediaries to aggregate capital for investment in a specific company or group of companies. Investment in a pooled vehicle provides the Fund with access to positions that may not be available on a direct basis, but introduces an additional layer of fees, governance considerations, and structural complexity that the Adviser evaluates on a case-by-case basis.

Investment Selection Process

The Adviser employs a rigorous, research-intensive investment selection process designed to identify and evaluate Pre-IPO AI Companies that the Adviser believes represent the highest-conviction opportunities within the AI technology transition. The investment selection process consists of four stages:

Stage 1 — Universe Definition and Opportunity Identification

The Adviser maintains an ongoing proprietary research database of private AI companies across each of the Fund's investment categories. Universe maintenance involves: (i) systematic monitoring of primary financing activity in the AI sector, including identification of new financing rounds, lead investors, reported valuations, and strategic announcements; (ii) analysis of secondary market pricing data from established secondary market platforms to identify valuation dislocations; (iii) review of academic research publications, developer community activity, and model capability benchmarks to assess the technological positioning of candidate companies; and (iv) engagement with the venture capital community, including conversations with fund managers, angels, and syndicate leads who have early visibility into private AI company developments.

Stage 2 — Fundamental Due Diligence

For each candidate investment that clears the universe screening stage, the Adviser conducts fundamental due diligence covering:

•	Technology assessment: independent evaluation of the company's core AI technology, including model architecture, training data strategy, compute infrastructure, and demonstrated capability benchmarks relative to peer systems;
•	Business model and revenue analysis: review of the company's commercialization strategy, revenue model, customer base, retention characteristics, contract terms, and unit economics;

•	Competitive positioning: analysis of the company's competitive advantages and the durability of such advantages, including proprietary data, model performance, switching costs, and talent concentration;
•	Management team assessment: evaluation of the founding team, executive leadership, and technical team, including track record, domain expertise, and organizational capability;
•	Financial analysis: review of available financial information, including revenue trajectory, operating expenses, cash consumption, funding history, and capitalization table;
•	Regulatory and risk assessment: evaluation of regulatory, legal, and reputational risks specific to the company's operations, including applicable AI regulation, data privacy obligations, and national security considerations; and
•	Liquidity pathway analysis: assessment of the company's most likely IPO or liquidity path, including analysis of comparable public company valuations, IPO market conditions, and management's stated or implied timeline.

Stage 3 — Valuation and Pricing

The Adviser establishes an internal valuation range for each candidate investment using a multi-methodology approach: (i) comparable public company analysis, applying observed public market multiples to the private company's revenue, ARR, or other applicable metrics, adjusted for a private company discount; (ii) precedent transaction analysis, referencing valuation multiples observed in recent comparable private financing rounds or secondary transactions; and (iii) discounted cash flow analysis where sufficient financial data is available. The Adviser's investment recommendation will specify the maximum per-share price at which the Fund will seek to complete the investment, and the Adviser will not complete an investment at a price that exceeds the Investment Committee's approved valuation ceiling.

Stage 4 — Investment Committee Approval and Portfolio Construction

Each investment recommendation must be approved by the Adviser's Investment Committee prior to execution. The Investment Committee evaluates each recommendation against the Fund's investment guidelines, portfolio concentration parameters, liquidity considerations, and the Fund's overall portfolio construction objectives. The Investment Committee may approve, reject, or conditionally approve (including with modified position size, pricing parameters, or structural terms) any investment recommendation. Portfolio construction decisions are made holistically, taking into account the contribution of each position to the Fund's sector exposure, stage distribution, geographic mix, and liquidity profile.

PRINCIPAL RISK FACTORS

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program but rather one component of a diversified investment portfolio. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age, and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured; endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. Many factors may affect the Fund’s net asset value and performance. It is important that investors closely review and understand these risks before making an investment in the Fund.

An investment in the Fund involves special risk considerations. You should consider carefully the risks summarized below before investing in the Shares.

Risks Related to Our Investments

Artificial Intelligence Companies Risk. The Fund’s investments in companies involved in, or exposed to, artificial intelligence-related businesses may be negatively impacted because of, among other things, limited product lines, markets, financial resources and/or personnel; intense competition and potentially rapid product obsolescence these companies may face; loss or impairment of intellectual property rights; and the inability to successfully develop products or services even after spending significant amount of resources. Artificial intelligence-related companies may also face cyberattacks and increasing regulatory scrutiny. The customers and/or suppliers of artificial intelligence-related companies may be concentrated in a particular country, region, or industry, and any adverse event affecting one of these countries, regions or industries could have a negative impact on performance.

Artificial Intelligence Technology Risk. Companies in the artificial intelligence (“AI”) and technology industries typically have high research and capital expenditures and, as a result, their profitability can vary widely, if they are profitable at all. The space in which they are engaged is highly competitive and issuers’ products and services may become obsolete very quickly. These companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. The issuers are also subject to legal, regulatory and political changes that may have a large impact on their profitability. A failure in an issuer’s product or even questions about the safety of the product could be devastating to the issuer, especially if it is the marquee product of the issuer. It can be difficult to accurately capture what qualifies as an AI and Technology company. Certain AI and Technology companies may face special risks that their products or services may not prove to be commercially successful. Such companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, certain of such companies in which the Fund may invest may not currently be profitable and there can be no assurance that such companies will be profitable in the future. The economy may be significantly impacted by the advanced development and increased regulation of AI technologies. As AI technologies are used more widely, the profitability and growth of the Fund’s holdings may be impacted, which could significantly impact the overall performance of the Fund. The legal and regulatory frameworks within which AI technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

AI Sector Risk. The AI sector is characterized by rapid technological change, intense competition, and significant uncertainty regarding long-term business models and regulatory treatment. Companies that are leaders today may be displaced by new technologies or competitors. AI model training costs and competitive dynamics may compress margins across the sector.

Technology Sector Risk. The Fund will invest substantially in companies in the technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Financial Technology Risk. Companies that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. Fintech Innovation Companies may not be able to capitalize on their disruptive technologies if they face political and/or legal impediments attributable to competitors, industry groups or local and national governments. Laws generally vary by country, creating some challenges to achieving scale. A Fintech Innovation Company may not currently derive any revenue, and there is no assurance that such company will derive any revenue from innovative technologies in the future. Additionally, Fintech Innovation Companies may be adversely impacted by potential rapid product obsolescence, cybersecurity attacks, increased regulatory oversight and disruptions in the technology they depend on.

IPO Risk. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Common Stock Risk. The stock (i.e., equity) market can be volatile. Equity securities are susceptible to general market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change and unexpected trading activity among retail investors. The prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Preferred Securities Risk. Preferred securities can decrease in value for a variety of reasons, including decreases in response to the activities of an individual company or in response to general market and/or economic conditions. To the extent a preferred security defers, suspends, or does not declare distributions, the preferred security may lose significant value and the Fund may still be required to account for the distribution that has been deferred or suspended even though it has not received this income in cash. The market value of all securities, including preferred securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. Preferred securities may be less liquid than common securities and may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debts of the same issuer.

Convertible Securities Risk. Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants and Rights Risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.

Equity Risk. Equity securities are susceptible to general market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change and unexpected trading activity among retail investors. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or the changing economic, political or market conditions.

Privately Placed Securities Risk. The Fund may invest in non-exchange traded, privately placed securities, including privately placed securities issued by special purpose vehicles (SPVs), which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Adviser to fully evaluate the risks of investing in such securities and as a result place the Fund’s assets at a greater risk of loss than if the Adviser has more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Securities purchased in private placements may be subject to legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration.

Valuation Risk. The Fund may invest a significant portion of its assets in non-publicly traded securities. As a result, although the Fund expects that some of its equity investments may trade on public or private secondary marketplaces, a market value for its direct investments in certain portfolio companies will typically not be readily determinable. Under the 1940 Act, for the Fund’s investments for which there are no readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded, the Fund will value such securities at fair value as determined in good faith in accordance with the Valuation Procedure. While the Board retains ultimate authority as to the appropriate valuation of each such investment, the Board has appointed the Adviser as the Fund’s valuation designee to make fair value determinations of each Pre-IPO AI Security on a daily basis using a methodology approved by the Fund’s Board of Trustees. The primary inputs to the Adviser's fair value methodology for Pre-IPO AI Securities are: the most recent primary financing round valuation, adjusted for subsequent developments in company operations, technology capability, competitive positioning, and market conditions; prices observed in secondary market transactions for the same class of securities, if available and recent, with appropriate adjustments for transaction characteristics, volume, counterparty type, and market conditions at the time of the secondary transaction; prices from independent valuation service providers specializing in private company equity, where available; comparable public company trading multiples applied to the issuing company's most recently reported revenue, ARR, or other applicable financial metrics, adjusted for private company discount, stage-of-development, and liquidity considerations; and other relevant qualitative and quantitative factors, including company-specific developments, management updates, competitive dynamics, and macro conditions affecting the AI sector.

Privately Held Company Risk. The Fund invests in privately held companies. Investments in privately held companies involve a number of significant risks, including the following:

•	these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment;

•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	they typically depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse effect on the portfolio company and, in turn, on the Fund;

•	there is generally little public information about these companies. These companies and their financial information are not subject to the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and other regulations that govern public companies, and the Fund may be unable to uncover all material information about these companies, which may prevent the Fund from making a fully informed investment decision and cause the Fund to lose money on its investments;

•	they generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	the Fund’s executive officers, Trustees and the Adviser may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s investments in the Fund’s portfolio companies;

•	changes in laws and regulations, as well as interpretations of relevant laws and regulations, may adversely affect their business, financial structure or prospects; and

•	they may have difficulty accessing the capital markets to meet future capital needs.

Valuation Multiple Risk. Pre-IPO AI Company valuations are currently set at extraordinary revenue multiples — in some cases exceeding 30x to 66x annual revenue. A shift in market sentiment toward AI company profitability requirements could compress these multiples sharply, resulting in significant losses.

Regulatory Risk (AI). The regulatory environment for AI companies is rapidly evolving. New regulations, including the EU AI Act, potential U.S. federal AI legislation, and sector-specific regulatory requirements, may adversely affect the business models, cost structures, or market opportunities of the Fund's portfolio companies.

Foreign Investment Risk. Investments in non-U.S. Pre-IPO AI Companies involve additional risks, including currency risk, political risk, different legal and accounting standards, and limited information availability.

Concentration Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors or industries of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector. While the Fund’s sector and industry exposure is expected to vary over time, the Fund is currently subject to the principal risks of the sectors and industries disclosed herein.

Venture-Backed Companies Risk. The types of investments that we anticipate making involve a high degree of risk. In general, financial and operating risks confronting portfolio companies can be significant. While targeted returns should reflect the perceived level of risk in any investment situation, there can be no assurance that we will be adequately compensated for risks taken. A loss of an investor’s entire investment is possible. The timing of profit realization is highly uncertain. Losses are likely to occur early in our term, while successes often require a long maturation.

Early-stage and development-stage companies often experience unexpected problems in the areas of product development, manufacturing, marketing, financing and general management, which, in some cases, cannot be adequately solved. In addition, such companies may require substantial amounts of financing which may not be available through institutional private placements or the public markets. In addition, the markets that such companies target are highly competitive and in many cases the competition consists of larger companies with access to greater resources. The percentage of companies that survive and prosper can be small.

Investments in more mature companies in the expansion or profitable stage involve substantial risks. Such companies typically have obtained capital in the form of debt and/or equity to expand rapidly, reorganize operations, acquire other businesses, or develop new products and markets. These activities by definition involve a significant amount of change in a company and could give rise to significant problems in product or service development, marketing, sales, manufacturing, and general management of these activities.

Artificial Intelligence (“AI”) Related Industries Risk. Technology-related companies may also be subject to significant risks arising from rapid developments in AI, including the risk that advances in AI capabilities could disrupt the businesses, competitive positioning, or operations of such companies and could materially and adversely affect their financial performance. The pace of AI development may render existing products, services, or business models of such companies obsolete or uncompetitive in a relatively short period of time, and companies that fail to adapt to or successfully integrate AI technologies into their operations may experience significant declines in market share, revenue, and profitability. Conversely, companies that invest heavily in AI development and integration face substantial execution risk, including the risk that such investments may not yield the anticipated competitive advantages or financial returns. In addition, the widespread adoption of AI technologies may intensify competition within technology-related industries by lowering barriers to entry, enabling new market participants to rapidly develop and deploy competing products and services at reduced cost. Technology-related companies may also face increased costs associated with attracting and retaining personnel with the requisite AI expertise, as competition for such talent is intense and is expected to continue to intensify. Furthermore, the regulatory environment governing the development and deployment of AI technologies is rapidly evolving and remains highly uncertain; new or more stringent laws and regulations applicable to AI could impose significant compliance costs, restrict certain uses of AI, or expose such companies to increased legal liability. Any of the foregoing factors could materially and adversely affect the business, financial condition, and results of operations of technology-related companies in which we invest, and in turn, adversely affect the value of our portfolio investments.

Cybersecurity Risk. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and the Adviser, transfer agent, Distributor and other service providers and the vendors of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider web site through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders or cause an investment in the Fund to lose value. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Cyber Risk is also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such issuers to lose value.

Data Infrastructure Investment Risk. Investing in data infrastructure means investing in companies that provide the infrastructure needed to process, store, transport, and distribute data that are essential to the delivery of critical services and required for the functioning of many sectors of the economy including financial systems, public utilities, industrial supply chains, media channels, and telecommunications. The Fund’s investments will be subject to the risks incidental to the ownership and operation of data infrastructure assets, including risks associated with the general economic climate, geographic or market concentration, climatic risks, government regulations, national and international political circumstances and fluctuations in interest rates, rates of inflation or commodities’ prices. Data infrastructure assets may be subject to numerous statutes, rules and regulations related to the governance of new technologies and the intersection of environmental protection and resource extraction.

“Follow-on” Investment Risk. Following an initial investment in a portfolio company, the Fund may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part the Fund’s equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of the Fund’s investment. The Fund may elect not to make follow-on investments or may otherwise lack sufficient funds to make those investments or lack access to desired follow-on investment opportunities. The Fund has the discretion to make any follow-on investments, subject to the availability of capital resources and of the investment opportunity. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and the Fund’s initial investment, or may result in a missed opportunity for the Fund to increase the Fund’s participation in a successful operation. Even if the Fund has sufficient capital to make a desired follow-on investment, the Fund may elect not to make a follow-on investment because it may not want to increase its concentration of risk, because it prefers other opportunities, or because the Fund is inhibited by compliance with the desire to qualify to maintain the Fund’s status as a RIC or lack access to the desired follow-on investment opportunity. In addition, the Fund may be unable to complete follow-on investments in its portfolio companies that have conducted an initial public offering as a result of regulatory or financial restrictions.

Illiquid Securities Risk. The Fund may invest without limitation in illiquid investments. Illiquid securities risk is the risk that the investments held by the Fund may be difficult or impossible to sell at the time that the Fund would like without significantly changing the market value of the investment. There can be no assurance that a liquid market for the Fund’s investments will be maintained. At any given time, the Fund’s portfolio may be substantially illiquid.

The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with tender offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. As an investor in the Fund, the Fund will also be subject to some of these risks, because its ability to participate in the Fund’s repurchase offers and the extent of its participation will be limited by the timing of those repurchase offers and the percentage of outstanding Shares the Fund repurchases in any given quarter.

Certain of the instruments in which the Fund may invest are subject to restrictions on resale by the federal securities laws or otherwise, such as securities offered privately pursuant to Section 4(a)(2) of the 1933 Act and securities issued pursuant to Rule 144A under the 1933 Act. While certain restricted securities may, notwithstanding their limitations on resale, be treated as liquid if the Adviser determines, pursuant to the applicable procedures, that such treatment is warranted, there can be no guarantee that any such determination will continue. Restricted securities previously determined to be liquid may subsequently become illiquid while held by the Fund. Even if such restricted securities are not deemed to be illiquid, they may nevertheless be difficult to value and the Fund may be required to hold restricted securities when it otherwise would sell such securities or may be forced to sell securities at a price lower than the price the Fund has valued such securities, and the Fund may incur additional expense when disposing of restricted securities, including costs to register the sale of the securities. This may result in losses to the Fund and investors, including the Fund.

Leverage Risk. The use of leverage can create risks. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Liquidity Risk. Although our Shares are expected to be listed on the TXSE, there might be no or limited trading volume in the Fund’s Shares. Moreover, there can be no assurance that the Fund will continue to meet the listing eligibility requirements of a national securities exchange. Accordingly, investors may be unable to sell all or part of their Shares in a particular timeframe. Shares in the Fund are therefore suitable only for investors that can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

The Fund’s investments are also subject to liquidity risk, which exists when particular investments of the Fund are difficult to purchase or sell, possibly preventing the Fund from selling such illiquid investments at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recession, inflation, changes in interest rate levels, supply chain disruptions, sanctions, tariffs, the spread of infectious illness or other public health threats, lack of liquidity in the bond markets, volatility in the securities markets or adverse investor sentiment and political events affect the securities markets. Markets also tend to move in cycles with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s NAV. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Micro-Capitalization Companies Risk. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Non-Diversification Risk. We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. We intend to qualify as a RIC under Subchapter M of the Code, and thus we intend to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of our total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Repurchase Offers Risk. As described under “Repurchase of Shares,” the Fund is an “interval fund” and, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratios. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. Certain Shareholders may from time to time own or control a significant percentage of the Shares. Repurchase requests by these Shareholders of these Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarterly period, thereby increasing the likelihood that proration will occur. The NAV of shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. See “Repurchase of Shares.”

Small- and Medium-Capitalization Companies Risk. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Technology-Related Industries Risk. Technology-related industries in which we invest are subject to risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences, periodic downturns, regulatory concerns and litigation risks. The revenue, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change the average selling prices of products and some services provided by companies in technology-related sectors have historically decreased over their productive lives.

In addition, we expect our portfolio companies will face intense competition since their businesses are rapidly evolving, intensely competitive and subject to changing technology, shifting user needs and frequent introductions of new products and services. Potential competitors to our portfolio companies in the technology industry range from large and established companies to emerging start-ups. Further, such portfolio companies are, in many cases, subject to laws that were adopted prior to the advent of the Internet and related technologies and, as a result, may not contemplate or address the unique issues of the Internet and related technologies. The laws that do reference the Internet are being interpreted by the courts, but their applicability and scope remain uncertain. Claims have been threatened and filed under both U.S. and foreign laws for defamation, invasion of privacy and other tort claims, unlawful activity, copyright and trademark infringement, or other theories based on the nature and content of the materials searched and the ads posted by a company’s users, a company’s products and services, or content generated by a company’s users. Further, the growth of technology-related companies into a variety of new fields implicate a variety of new regulatory issues and may subject such companies to increased regulatory scrutiny, particularly in the United States and Europe. Any of these factors could materially and adversely affect the business and operations of a portfolio company in the technology industry and, in turn, adversely affect the value of these portfolio companies and the value of any securities that we may hold.

U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

Risks Relating to Our Business and Structure

Change in Regulation Risk. We will be subject to applicable local, state and federal laws and regulations, including, without limitation, federal securities laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our shareholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our Adviser’s senior investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Closed-End Fund Structure Risk. Although we have no current intention to do so, we may in the future issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 300% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our shareholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to the Shares in our capital structure, preferred shareholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our shareholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for shareholders or otherwise be in your best interest.

We will not generally be able to issue and sell our Shares at a price below net asset value per share. We may, however, sell our Shares at a price below the then-current net asset value per share of our Shares if our Board of Trustees determines that such sale is in the best interests of the Fund and its shareholders, and our shareholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Trustees, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more Shares, then the percentage ownership of our shareholders at that time will decrease, and you may experience dilution.

Competition for Assets Risk. We will compete for investments with other investment funds (including private funds) and other sources of funding. Many of our competitors will be substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of capital and access to funding sources that will not be available to us. We may lose investment opportunities if our competitors are willing to pay more for the types of investments that we intend to target. If we are forced to pay more for our investments, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. An increase in the number and/or the size of our competitors in our target markets could force us to accept less attractive investments. Furthermore, many of our competitors will have greater experience operating under, or will not be subject to, the regulatory restrictions that the 1940 Act will impose on us as a closed-end management investment company.

Conflict of Interest Risk. The Adviser and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the Adviser manages and/or advises, or in the future may manage and/or advise, other investment funds or accounts with the same investment objective and strategies as the Fund. As a result, the Adviser and the Fund’s portfolio manager may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to the Adviser for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets, which include assets purchased with leverage. Therefore, the Adviser has a financial incentive to leverage the Fund, which creates a conflict of interest between the Adviser, on the one hand, and the Shareholders, on the other.

Controlling Shareholder Risk. The Shares may be held by a Shareholder, such as a Fund, or a group of Shareholders that may own a significant percentage of the Fund for an indefinite period of time. When a Shareholder holds a substantial amount of the Fund’s Shares, they may be able to exercise a controlling influence in matters submitted to a vote of Shareholders, including, but not limited to, the election of the Fund’s trustees, approval or renewal of advisory or sub-advisory contracts, and any vote relating to a reorganization or merger of the Fund. Additionally, a majority shareholder would also have the ability to call special meetings of the Fund pursuant to the Fund’s Charter and/or By-laws.

Determination of Net Asset Value Risk. NAV per Share is determined daily. NAV per Share is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of Shares outstanding. In determining the NAV of the Shares, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations.

If a price cannot be obtained from a pricing service or other pre-approved source, or if the Adviser deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Fund’s NAV is calculated, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Trustees or persons acting at their direction. See “Determination of Net Asset Value” and “Portfolio Valuation Risk” below.

Distributions Risk. We intend to make distributions on a [quarterly] basis to our shareholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a registered closed-end management investment company, we may be limited in our ability to make distributions. See “Regulation as a Registered Closed-End Management Investment Company.”

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations, political or economic instability, less complete financial information about the issuers, the possible imposition of withholding or confiscatory taxes, the possible seizure or nationalization of foreign holdings, and the possible establishment of exchange controls or freezes on the convertibility of currency. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. Additionally, foreign issuers may be subject to different accounting, auditing, recordkeeping, and financial reporting requirements. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. If the Fund holds positions in such suspended securities, the Fund may be adversely impacted. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash. All of these factors could result in a loss to the Fund.

Lack of Financing Risk. As a registered closed-end management investment company, we will have to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to obtain debt financing. For example, we cannot be certain that we would be able to obtain borrowing facilities on commercially reasonable terms, if at all. Reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market turmoil and tightening of credit have led to increased market volatility and widespread reduction of business activity generally.

If we are unable to access the capital markets or obtain debt financing on commercially reasonable terms, our liquidity will be reduced significantly. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable. Even if such conditions improve broadly and significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

Management Risk. Our ability to achieve our investment objective will depend on our ability to effectively manage and deploy capital, which will depend, in turn, on the Adviser’s ability to identify, evaluate and monitor, and our ability to acquire, investments that meet our investment criteria.

Accomplishing our investment objective on a cost-effective basis will largely be a function of the Adviser’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms, either in the primary or secondary markets. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

Market Events Risk. Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we intend to invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest either directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

New Fund Risk. We are a newly organized, non-diversified, closed-end management investment company with no operating history. Our Shares have no history of public trading. As a result, we have no financial information on which you can evaluate an investment in our company or our prior performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or become worthless. We anticipate that it may take three to nine months to invest the net proceeds of our initial public offering in our targeted investments. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will earn yields lower than the interest or other income that we anticipate receiving in respect of investments in Pre-IPO AI Securities. As a result, we may not be able to pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when the proceeds of our initial public offering have been fully invested in accordance with our investment objective.

Operating Policies and Strategies Risk. Our Board of Trustees will have the authority to modify or waive our current operating policies, investment criteria and strategies, other than those that we have deemed to be fundamental, without prior notice and without shareholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment. See “Management.”

Private Company Risk. Investments in private companies that have not issued securities in an initial public offering (“IPO”) involve greater risks than investments in securities of companies that trade publicly on an exchange. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value. Compared to public companies, private companies may have a more limited management group and limited operating histories with narrower, less established product lines and smaller market shares, which may cause them to be more vulnerable to competitors’ actions, market conditions and consumer sentiment with respect to their products or services, as well as general economic downturns. In addition, private companies may have limited financial resources and may be unable to meet their obligations. The Fund may only have limited access to a private company’s actual financial results and there is no assurance that the information obtained by the Fund is reliable. These companies may not ever issue shares in an IPO and a liquid market for their shares may never develop, which could adversely affect the Fund’s liquidity. If the company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investment to decrease significantly. Securities issued by private companies, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act, have not been registered under the Securities Act and as a result are subject to legal restriction on resale. Such securities typically may be resold only to “qualified institutional buyers,” in a privately negotiated transaction, to a limited number of purchasers or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because privately-issued securities are not traded on established markets and there may be relatively few potential counterparties for transactions involving such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to purchase or sell such securities in the amounts, at the prices, or at the time the Fund desires than if such securities were more widely held and traded. At times, privately-issued securities may be less liquid, subject to wide fluctuations in value, and may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV, due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result or cause the Fund difficulty in meeting shareholder redemptions. The Fund may have to bear the expense of registering privately-issued securities for resale and the risk of substantial delays in effecting the registration.

Portfolio Valuation Risk. Under the 1940 Act, we will be required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy with our Board of Trustees having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there will not be a public market for the type of investments we intend to target. As a result, we will value these securities at fair value based on relevant information compiled by the Adviser, third-party pricing services and our valuation designee and with the oversight, review and approval of our Board of Trustees.

The determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree subjective and dependent on a valuation process approved by our Board of Trustees. Certain factors that may be considered in determining the fair value of our investments include available indicative bids or quotations, as well as external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if an active public market for these securities existed. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. Investors purchasing our Shares based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling Shares during a period in which the net asset value understates the value of our investments will receive a lower price for their Shares than the value of our investments might warrant.

Public Market Risk. Sales of substantial amounts of Shares or the availability of such Shares for sale, whether or not actually sold, could adversely affect the prevailing market price of the Shares. If this occurs and continues, it could impair the Fund’s ability to raise additional capital through the sale of equity securities should the Fund desire to do so.

Publicly Traded Company Risk. As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC.

Repurchase Policy Risks. Repurchases of Shares will reduce the amount of outstanding Shares and, thus, the Fund’s net assets. To the extent that additional Shares are not sold, a reduction in the Fund’s net assets may increase the Fund’s expense ratio (which may be offset by any expense limitation agreement in effect) and limit the investment opportunities of the Fund.

If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. In addition, because of the potential for such proration, Shareholders may tender more Shares than they may wish to have repurchased in order to ensure the repurchase of a specific number of their Shares, increasing the likelihood that other Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund. To the extent Shareholders have the ability to sell their Shares to the Fund pursuant to a repurchase offer, the repurchase price will be the NAV of the Fund as determined at the close of business on a date (the “Repurchase Pricing Date”), which may be up to fourteen (14) calendar days following the Repurchase Request Deadline, or on the next business day if the fourteenth day is not a business day.

The Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets, sell a portion of its portfolio investments or borrow money in order to finance any repurchases of its Shares. The Fund may accumulate cash by holding back (i.e., not reinvesting or distributing to Shareholders) payments received in connection with the Fund’s investments, which could potentially limit the ability of the Fund to generate income. The Fund also may be required to sell its more liquid, higher quality portfolio investments to purchase Shares that are tendered, which may increase risks for remaining Shareholders and increase Fund expenses. Although most, if not all, of the Fund’s investments are expected to be illiquid and the secondary market for such investments is likely to be limited, the Fund believes it would be able to find willing purchasers of its investments if such sales were ever necessary to supplement such cash generated by payments received in connection with the Fund’s investments. However, the Fund may be required to sell such investments during times and at prices when it otherwise would not, which may cause the Fund to lose money. The Fund may also borrow money in order to meet its repurchase obligations. There can be no assurance that the Fund will be able to obtain financing for its repurchase offers. If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses (subject to the Adviser’s reimbursement of expenses) and reducing any net investment income. The purchase of Shares by the Fund in a repurchase offer may limit the Fund’s ability to participate in new investment opportunities.

In the event a Shareholder chooses to participate in a repurchase offer, the Shareholder will be required to provide the Fund with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although the Shareholder may have the ability to withdraw a repurchase request prior to the repurchase date, to the extent the Shareholder seeks to sell Shares to the Fund as part of a repurchase offer, the Shareholder will be required to do so without knowledge of what the repurchase price of the Shares will be on the repurchase date. It is possible that general economic and market conditions could cause a decline in the NAV per Share prior to the repurchase date. See “Repurchase of Shares” below for additional information on, and the risks associated with, the Fund’s repurchase policy

Share Price Risk. The trading price of the Shares may fluctuate substantially. The price of the Shares that will prevail in the market after this offering may be higher or lower than the price Shareholders paid to purchase the Shares, depending on many factors, some of which are beyond the Fund’s control and may not be directly related to the Fund’s operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for Shares;

•	significant volatility in the market price and trading volume of securities of registered closed-end management investment companies or other companies in the Fund’s sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines with respect to RICs or registered closed-end management investment companies;

•	failure to qualify as a RIC, or the loss of RIC status;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	changes, or perceived changes, in the value of the Fund’s portfolio investments;

•	departures of any members of the Fund’s investment team;

•	operating performance of companies comparable to the Fund; or

•	general economic conditions and trends and other external factors.

Stock Exchange Risk. Trading in shares on an exchange, such as the TXSE, may be halted due to market conditions or for reasons that, in view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to such exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Structure Risk. Although we intend to elect to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code for the Fund’s 2026 and succeeding tax years, no assurance can be given that we will be able to qualify for and maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must, among other requirements, meet the following annual distribution, income source and asset diversification requirements.

The annual distribution requirement for a RIC will be satisfied if we distribute to our shareholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in Pre-IPO AI Securities for which there will likely be no active public market, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

Certain of the Fund’s investments generate income that is not qualifying income. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the qualifying income test. Certain investments made by the Fund may be treated as equity in passive foreign investment companies (“PFICs”) for federal income tax purposes. In general, a PFIC is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark-to-market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (which would be subject to the distribution requirements applicable to RICs, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), or the Fund may be required to borrow cash. Gains from the sale of stock of PFICs may also be treated as ordinary income. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its after-tax return from these investments.

Risks Relating to This Offering

Absence of an Active Market Risk. We cannot predict the prices at which our Shares will trade. Shares of closed-end management investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether Shares will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell Shares purchased from the Fund. In addition, if our stock trades below its net asset value, we will generally not be able to sell additional Shares to the public at its market price without first obtaining the approval of our shareholders (including our unaffiliated shareholders) and our independent Trustees for such issuance.

Asset Allocation Risk. We currently anticipate that we will be invested in accordance with our investment objective within three to nine months after the Fund commences operations. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy the net proceeds received in that timeframe. To the extent we are unable to invest the net proceeds from the sale of our Shares within our contemplated timeframe, our investment income, and in turn our results of operations, will likely be materially adversely affected.

Trading Price Volatility Risk. The trading price of our Shares may fluctuate substantially. The price of our Shares that will prevail in the market may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our Shares;
•	significant volatility in the market price and trading volume of securities of registered closed-end management investment companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	changes in regulatory policies or tax guidelines with respect to RICs or registered closed-end management investment companies;
•	failure to qualify as a RIC, or the loss of RIC status;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	changes, or perceived changes, in the value of our portfolio investments;
•	departures of any members of our senior investment team;
•	operating performance of companies comparable to us; or
•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price once a market for our stock is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Leverage

Although we have no current intention to do so, we may borrow funds to make investments. The Fund also may borrow money as a temporary measure for extraordinary or emergency purpose, which indebtedness would generally not be subject to the asset coverage requirements described above. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. In addition, the investment vehicles in which we invest may be leveraged, which will indirectly expose us to the risks of leverage. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. When leverage is employed, the NAV and the yield to shareholders will be more volatile. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our Adviser will be borne by our Shareholders. Under the 1940 Act, we are only permitted to incur additional indebtedness to the extent our asset coverage, as defined under the 1940 Act, is at least 300% immediately after each such borrowing.

Effects of Leverage

Assuming that borrowings represent approximately 5% of the Fund’s net assets, as of [ ], 2026, and that the Fund bears expenses relating to such borrowings at an annual effective interest rate of [ ]% (based on interest rates for such borrowings as of a recent date), the annual return that the Fund’s portfolio must experience (net of expenses not related to borrowings) in order to cover the costs of such borrowings would be approximately [ ]%. These figures are estimates based on current market conditions, used for illustration purposes only. Actual expenses associated with borrowings used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of the Fund’s leverage due to borrowings on corresponding share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further assumes that the Fund’s borrowings represent approximately 5% of the Fund’s net assets and an annual rate of interest of [ ]% (as discussed above). Your actual returns may be greater or less than those appearing below.

Assumed Return of Portfolio (Net of Expenses)	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
Corresponding Share Total Return	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

MANAGEMENT

General

Our Board of Trustees monitors and performs an oversight role with respect to the business and affairs of the Fund, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Fund. Among other things, our Board of Trustees approves the appointment of the Adviser and officers, reviews and monitors the services and activities performed by the Adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

There are [●] Trustees of the Fund, [●] of whom is an “interested person” (as defined in the 1940 Act) and [●] of whom are not “interested persons.” The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

The Adviser

Founded in 2007, Brookmont Capital Management is a Texas limited liability company that is registered with the SEC as an investment adviser under the Advisers Act. Brookmont is located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225.

As of [ ], 2026, Brookmont had approximately $[ ] assets under management as an adviser or sub-adviser for open-end management investment companies, exchange-traded funds and unit investment trusts.

Portfolio Manager

The personnel of the Adviser who have primary responsibility for management of the Fund:

Mr. Ethan Powell. Mr. Powell has spent over two decades in financial services, primarily in Hedge Fund and Private Equity. As Principal and CIO of Brookmont and Founder of nonprofit affiliate asset manager Impact Shares. Impact Shares is a collaboration of leading financial service and non-profit organizations providing single social issue ESG solutions. Impact Shares has issued exchange-traded funds in collaboration with The NAACP Minority Empowerment ETF (Ticker: NACP), the YWCA Women’s Empowerment (Ticker: WOMN) and the United Nations Sustainable Development Goals (Ticker: SDGA). As Principal and CIO of Brookmont Capital Management, Ethan is responsible for overseeing Brookmont’s team of investment and operational professionals which includes responsibilities over managing and monitoring investment activity, working with external analysts and investor relations. Ethan founded nonprofit affiliate asset manager Impact Shares. Additionally, Ethan serves as the Chairman of the board for three mutual fund complexes totaling over $10 billion in assets. Previously, Mr. Powell held several roles at Highland Capital Management Fund Advisors, L.P. including head of product and strategy, portfolio manager and interested board chair. Mr. Powell earned his Master of Science in Management Information Systems and a Bachelor of Science in Accounting from Texas A&M University. Mr. Powell was a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst designation.

None of the investment management personnel receive any direct compensation from us in connection with the management of our portfolio. The compensation paid by the Adviser to its other investment personnel, including the Fund’s portfolio manager(s) includes: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iv) individual performance award and/or individual performance bonus

Administrator, Custodian, Transfer Agent, and Other Service Providers

The Fund’s administrator is [●] (“[●]”). Under the Administration Services Agreement, [●] is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. The address of [●] is [●]. For its services, the Fund pays [●] a monthly fee based on the Fund's net assets, plus certain out-of-pocket expenses.

[●] located at [●], will serve as the Fund’s custodian and will maintain custody of the securities and cash of the Fund. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the net assets of the Fund, plus certain charges for securities transactions. [●] located at [●], will also provide fund administration and compliance related services. The Fund will pay [●] a fee payable on a monthly basis at the annual rate of [●]% of the Fund’s current monthly Managed Assets for the service it provides.

[●] located at [●], will serve as the Fund’s transfer agent, registrar, Plan Administrator and dividend disbursing agent.

INVESTMENT ADVISORY AGREEMENT

Management Services

The Adviser is a registered investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Trustees, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets.

Advisory Fee

Pursuant to the Investment Advisory Agreement, we have agreed to pay Brookmont a fee for investment advisory and management services representing a base management fee. The base management fee is calculated at an annual rate of the Fund’s average daily Managed Assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable monthly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the most recently completed calendar month, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month will be appropriately pro-rated.

Because the fee received by the Adviser is based on the Managed Assets of the Fund, the Adviser has a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Adviser, on the one hand, and the holders of Shares, on the other. Because leverage costs will be borne by the Fund at a specified interest rate, the Fund’s investment advisory fee and other expenses, including expenses incurred as a result of any leverage, are paid only by the holders of Shares and not by holders of any preferred shares or through borrowings. See discussion of the additional risks of leverage under “Risk Factors—Risks Related to Our Business and Structure.”

The Adviser has agreed to waive or reimburse expenses of the Fund (other than brokerage fees and commissions; borrowing costs such as (i) interest and (ii) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund may invest; the cost of leverage, including dividends on preferred shares; and extraordinary expenses) to the extent necessary to limit the Fund’s total annual operating expenses at [●]% of the average daily Managed Assets for at least twelve months from the effective date of this registration statement. This agreement is in effect until [_________], and it may be terminated before that date only by the Fund’s Board of Trustees. The Adviser may recover from the Fund expenses reimbursed for three years after the date of the payment or waiver, so long as such recoupment does not cause the Fund’s total annual operating expenses (after the repayment is taken into account) to exceed: (i) the Fund’s expense limitation at the time such expenses were waived or (ii) the Fund’s current expense limitation at the time of recoupment.

Payment of Our Expenses

The Fund bears all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of our organization;
•	the cost of offering our shares;
•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of our shares and other securities;
•	interest payable on debt, if any, to finance our investments;
•	fees payable to third parties relating to, or associated with, making investments, including legal fees and expenses and fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees as well as expenses associated with such activities;
•	the costs associated with protecting our interests in our investments, including legal fees;
•	transfer agent and custodial fees;
•	fees and expenses associated with marketing and investor relations efforts;
•	federal and state registration fees, any stock exchange listing fees;
•	federal, state and local taxes;
•	independent Trustees’ fees and expenses;
•	brokerage commissions;
•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs; and
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws.

Duration and Termination

The Investment Advisory Agreement was initially approved by the Board of Trustees of the Fund on [●], 2026. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it was approved by our Board of Trustees and will remain in effect from year to year thereafter if approved annually by our Board of Trustees or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our Trustees who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by either party without penalty upon not more than 60 days’ written notice to the other party. See “Principal Risk Factors—Risks Relating to Our Business and Structure.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser’s Management and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of management services under the Investment Advisory Agreement or otherwise as an Adviser of the Fund.

Board Approval of the Investment Advisory Agreement

A discussion regarding the basis for our Board of Trustees’ approval of our Investment Advisory Agreement will be included in our first annual or semi-annual report filed subsequent to completion of this offering.

DESCRIPTION OF SECURITIES

We are a newly formed, Maryland statutory trust, that is organized as a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act and is operated as an interval fund under Rule 23c-3 of the 1940 Act. The Fund’s Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of Shares of beneficial interest. The Trustees have authorized an unlimited number of Shares. The Fund does not intend to hold annual meetings of its shareholders. All common shares are equal as to dividends, assets and voting privileges and have no conversion, appraisal, preemptive or other subscription rights.

Shares

The Fund consists of no outstanding shares of beneficial interest. The Shares will be issued with no par value. We expect to apply to list our Shares on the TXSE under the ticker symbol “[BPAI],” subject to listing requirements and notice of issuance. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our shareholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of [●], 2026:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Fund or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Shares of Beneficial Interest	Unlimited	None	[●]

[The Declaration of Trust, which has been filed with the SEC,] permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. Each Share of the Fund represents an equal proportionate interest in the assets of the Fund with each other Share in the Fund. Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its Shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on Shares will be automatically reinvested for shareholders in additional Shares of the same class of the Fund. See “Dividend Reinvestment Plan.” The 1940 Act may limit the payment of dividends to the holders of Shares. Each whole Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The Shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the Shares.

The Fund generally will not issue Share certificates. However, upon written request to the Transfer Agent, a Share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Transfer Agent will maintain an account for each shareholder upon which the registration of Shares are recorded, and transfers, permitted only in rare circumstances, such as death, will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a Shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or distributor of the Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Fund will indemnify and hold harmless its Trustees against liabilities and expenses arising out of or related to their performance of their duties as a Trustee. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland Law or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

ADMINISTRATION AGREEMENT

Under the Administration Agreement (the “Administration Agreement”), [●] (the “Administrator”) is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. The Administrator will bear all expenses in connection with the performance of its services under the Administration Agreement, except for certain out-of-pocket expenses described therein. The Administrator will not bear any expenses incurred by the Fund, including but not limited to, initial organization and offering expenses; litigation expenses; costs of preferred shares (if any); expenses of conducting repurchase offers for the purpose of repurchasing Fund Shares; transfer agency and custodial expenses; taxes; interest; Fund Trustees’ fees; compensation and expenses of Fund officers who are not associated with the Administrator or its affiliates; brokerage fees and commissions; state and federal registration fees; advisory fees; insurance premiums; fidelity bond premiums; Fund legal and audit fees and expenses; costs of maintenance of Fund existence; printing and delivery of materials in connection with meetings of the Fund’s Trustees; printing and mailing shareholder reports, offering documents, and proxy materials; securities pricing and data services; and expenses in connection with electronic filings with the SEC.

The Administrator is entitled to receive a monthly fee based on the Fund’s net assets plus certain out of pocket expenses. See “Fees and Expenses.”

REGULATION AS A REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANY

We are a newly organized, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act, and is operated as an interval fund. As a registered closed-end investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

•	change our classification to an open-end management investment company;

•	except in each case in accordance with our policies with respect thereto set forth in this Prospectus, borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

•	deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this Prospectus, deviate from any investment policy which is changeable only if authorized by shareholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or

•	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our Trustees must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we will be prohibited from protecting any Trustee or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Trustees who are not interested persons and, in some cases, prior approval by the SEC.

As a registered closed-end management investment company, we will generally be required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 300% after each issuance of senior securities. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is stock, except that in each case any such class of indebtedness or stock may be issued in one or more series.

We will generally not be able to issue and sell our Shares at a price below net asset value per share. See “Principal Risk Factors—Risks Relating to Our Business and Structure.” We may, however, sell our Shares at a price below the then-current net asset value of our Shares if our Board of Trustees determines that such sale is in our best interests and the best interests of our shareholders, and our shareholders approve such sale. In addition, we may generally issue new Shares at a price below net asset value in rights offerings to existing shareholders, in payment of dividends and in certain other limited circumstances.

As a registered closed-end management investment company, we will generally be limited in our ability to invest in any portfolio company in which the Adviser or any of its affiliates currently has an investment or to make any co-investments with the Adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

Although we do not presently expect to do so, we are authorized to borrow funds up to an amount not to exceed the limitations of the 1940 Act to make investments. We may also borrow funds, consistent with the foregoing limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a registered closed-end management investment company, we will be subject to certain risks and uncertainties. See “Principal Risk Factors — Risks Relating to Our Business and Structure.”

DETERMINATION OF NET ASSET VALUE

We will determine the net asset value per share of our Shares by dividing the value of our portfolio investments, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, borrowings and interest payables) by the total number of Shares outstanding on a daily basis. The most significant estimate inherent in the preparation of our financial statements will be the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We will be required to specifically fair value each individual investment on a daily basis.

The values of the Fund’s portfolio securities will be based on market prices if readily available. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Price information on listed securities will be taken from the exchange where the security is primarily traded.

The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”), which establishes an updated regulatory framework for registered investment companies’ valuation practices and allows the board of trustees of a registered investment company to designate the fund’s investment adviser as the “valuation designee” to provide the day-to-day fair valuation and pricing responsibilities for the fund. Pursuant to its Fair Valuation Policies and Procedures, the Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5. The Adviser’s valuation committee (the “Committee”) (comprised of officers of the Adviser and established pursuant to the policies and procedures adopted by the Board of Trustees) has the day-to-day responsibility for overseeing the implementation of the Fund’s valuation policies and procedures and fair value determinations (subject to review and ratification by the Board of Trustees).The Board oversees the valuation designee and at least annually will review its valuation policies and procedures with respect to the Fund.

Pre-IPO AI Securities do not have readily available market prices. The Adviser, acting as the Fund's valuation designee under Rule 2a-5 under the 1940 Act, will determine the fair value of each Pre-IPO AI Security on a daily basis using a methodology approved by the Fund's Board of Trustees. The Adviser's fair value methodology for Pre-IPO AI Securities incorporates the following primary inputs:

•	Most recent primary financing round valuation, adjusted for subsequent developments in company operations, technology capability, competitive positioning, and market conditions;

•	Prices observed in secondary market transactions for the same class of securities (if available and recent), with appropriate adjustments for transaction characteristics, volume, counterparty type, and market conditions at the time of the secondary transaction;

•	Prices from independent valuation service providers specializing in private company equity, where available;

•	Comparable public company trading multiples applied to the issuing company's most recently reported revenue, ARR, or other applicable financial metrics, adjusted for private company discount, stage-of-development, and liquidity considerations; and

•	Other relevant qualitative and quantitative factors, including company-specific developments, management updates, competitive dynamics, and macro conditions affecting the AI sector.

The Adviser's fair value determinations are subject to the oversight of the Fund's Board of Trustees and the Adviser's valuation committee. The Fund intends to engage one or more independent valuation service providers to provide price opinions or fair value estimates for the Fund's material positions on at least a quarterly basis, which will serve as a primary input to the Adviser's daily fair value determinations.

MARKET AND NET ASSET VALUE INFORMATION

The Fund’s Shares are anticipated to be listed on the TXSE under the symbol “[BPAI]”, subject to listing requirements and notice of issuance.

The Fund’s Shares may trade both at a premium and a discount to NAV. The Fund cannot predict whether the Shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of Shares must equal or exceed the NAV per share of a company’s shares (calculated within 48 hours of pricing). The Fund’s issuance of Shares may have an adverse effect on prices in the secondary market for the Fund’s Shares by increasing the number of Shares available, which may put downward pressure on the market price for the Fund’s Shares. Shares of closed-end investment companies that trade on an exchange frequently trade at a discount from NAV. The Fund’s NAV per Share will be determined on a daily basis.

See “Determination of Net Asset Value” above for information as to the determination of the Fund’s NAV.

CLOSED-END FUND STRUCTURE

Closed-end funds differ from mutual funds in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via an exchange. The Fund will provide limited liquidity to Shareholders by offering to repurchase a limited amount of the Shares (at least, and typically expected to be, 5%) quarterly. In addition, the Shares will be listed on the Exchange. The Fund, similar to a mutual fund, is subject to continuous asset inflows, although not subject to the continuous outflows. Mutual funds are subject to continuous asset inflows and outflows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

The Fund has no limitation on investments in illiquid securities (closed-end funds are not required to have any such limitation) and may invest all or a portion of its assets in illiquid securities. In order to meet redemptions upon request by shareholders, open-end funds typically cannot have more than 15% of their net assets in illiquid securities. Thus, if the Fund were to convert to an open-end fund, it would have to adopt a limitation on illiquid securities and may need to revise its investment objective, strategies and policies. The composition of the Fund’s portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment funds absent significant changes in portfolio holdings, including with respect to certain illiquid securities, and investment policies. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objective, strategies and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company. Investors should note that the issuance of preferred Shares to provide investment leverage could make a conversion to an open-end fund more difficult because of the voting rights of preferred shareholders, the costs of redeeming preferred Shares and other factors.

REPURCHASE OF SHARES

Generally

The Fund’s Shares will be listed on the TXSE, subject to notice of issuance. Shares of closed-end funds often trade at a discount to NAV, and the Fund’s Shares may also trade at a discount to their NAV, although it is possible that they may trade at a premium above NAV. The market price of our Shares will be determined by such factors as relative demand for and supply of Shares in the market, the Fund’s NAV, general market and economic conditions and other factors beyond the control of the Fund.

The Fund is operated as an interval fund under Rule 23c-3 of the 1940 Act. As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding common shares at NAV, subject to certain conditions herein, unless such offer is suspended or postponed in accordance with regulatory requirements. The time between the notification to Shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days, and is expected to be approximately [30] days. Common shares will be repurchased at the NAV per common share determined as of the close of regular trading on the TXSE typically as of the Repurchase Request Deadline, but no later than the 14th day after such date, or the next business day if the 14th day is not a business day.

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of common shares that the Fund will offer to repurchase for a given Repurchase Request Deadline. Rule 23c-3 of the 1940 Act permits repurchases between 5% and 25% of the Fund’s outstanding common shares at NAV. In connection with any given repurchase offer and pursuant to one of its fundamental policies, the Fund will offer to repurchase at least 5% of the total number of its common shares outstanding on the Repurchase Request Deadline.

There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the Shares trading at a price that approximates their NAV. Although share repurchases and tenders could have a favorable effect on the market price of the Shares, you should be aware that the acquisition of Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to pursue its investment objective. To the extent the Fund may need to liquidate investments to fund repurchases of Shares, this may result in portfolio turnover that may result in additional expenses being borne by the Fund and its shareholders. The Board of Trustees currently considers the following factors to be relevant to a potential decision to repurchase Shares: the extent and duration of the discount, the liquidity of the Fund’s portfolio, and the impact of any action on the Fund and market considerations. Such a decision is a matter on which the Board would exercise its fiduciary judgment, and the Board will consider other factors that may be relevant at the time it considers the matter. Any share repurchases or tender offers will be made in accordance with the requirements of the Exchange Act and the 1940 Act.

Repurchase Request Deadline

When a repurchase offer commences, the Fund sends, at least twenty-one (21) days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:

•	A statement that the Fund is offering to repurchase its securities from shareholders at NAV.
•	Any fees applicable to the repurchase.
•	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.
•	The date on which a shareholder’s repurchase request is due.
•	The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”).
•	The date by which the Fund will pay to shareholders the proceeds from their Shares accepted for repurchase.
•	The NAV of the Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV.
•	The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.
•	The circumstances in which the Fund may suspend or postpone the repurchase offer.

The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. The repurchase price will be the NAV of the Fund as determined at the close of business on a date (the “Repurchase Pricing Date”), which may be up to fourteen (14) calendar days following the Repurchase Request Deadline, or on the next business day if the fourteenth day is not a business day. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Determination of Repurchase Price and Payment for Shares

The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund will distribute payment to shareholders no later than seven (7) calendar days after such date. The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed in the section of this Prospectus entitled “Determination of Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by visiting [●] or calling the Fund at (214) 953-0190.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act. The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (2) for any period during which the TXSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

In addition to the foregoing, under Maryland law, the Fund would be prohibited from making any distribution if the distribution would cause either the Fund to be unable to pay its indebtedness as such indebtedness becomes due in the usual course of business or the Fund’s assets would be less than the sum of the Fund’s total liabilities plus, unless the Declaration of Trust provides otherwise, the amount that would be needed, if the Fund were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of Shareholders whose preferential rights in dissolution are superior to those receiving the distribution.

Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Trustees set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund, which is currently expected to be 5% of the Fund’s outstanding Shares. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from (i) accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than one hundred Shares and who tender all of their Shares for repurchase, before prorating Shares tendered by others, or (ii) accepting by lot Shares tendered by shareholders who request repurchase of all Shares held by them and who, when tendering their Shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all Shares tendered by shareholders who do not make this election.

Liquidity Requirements

The Fund must maintain cash or other liquid assets equal to the repurchase offer amount from the time that the notice is sent to Shareholders until the Repurchase Pricing Date. As a result, the Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets, sell a portion of its portfolio investments or borrow money in order to finance any repurchases of its Shares. The Fund may accumulate cash by holding back (i.e., not reinvesting or distributing to Shareholders) payments received in connection with the Fund’s investments. The Fund believes payments received in connection with the Fund’s investments and any cash or liquid assets held by the Fund will be sufficient to meet the Fund’s repurchase offer obligations each quarter. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase offer obligations, the Fund may sell its other investments. Although most, if not all, of the Fund’s investments are expected to be illiquid and the secondary market for such investments is likely to be limited, the Fund believes it would be able to find willing purchasers of its investments if such sales were ever necessary to supplement such cash generated by payments received in connection with the Fund’s investments. The Fund may also borrow money in order to meet its repurchase obligations. There can be no assurance that the Fund will be able to obtain such financing for its repurchase offers. The Fund will ensure that a percentage of its net assets equal to at least 100% of the repurchase offer amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the date on which the Fund distributes payment for repurchased Shares.

The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund does not comply with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Payment for repurchased Shares may require the Fund to liquidate its investments, and earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses (subject to the reimbursement of expenses by the Adviser) and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. Also, the sale of the Fund’s investments to fund repurchases could reduce the market price of those underlying investments, which in turn would reduce the Fund’s NAV.

Repurchase of the Fund’s Shares will reduce the amount of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio (subject to the reimbursement of expenses by the Adviser), to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders. The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a Shareholder’s only means of liquidity with respect to their Shares, other than through sales on the TXSE, which may trade at a discount to NAV.

DESCRIPTION OF CAPITAL STRUCTURE AND THE SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Maryland on September 11, 2026. The Fund’s Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of Shares of beneficial interest. The Trustees have authorized an unlimited number of Shares. The Fund does not intend to hold annual meetings of its shareholders.

The Fund currently offers one class of Shares. The fees and expenses for the Fund are set forth in “Fees and Expenses.”

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. Each Share of the Fund represents an equal proportionate interest in the assets of the Fund with each other Share in the Fund. Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its Shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on Shares will be automatically reinvested for shareholders in additional Shares of the Fund. See “Dividend Reinvestment Plan.” The 1940 Act may limit the payment of dividends to the holders of Shares. Each whole Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The Shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the Shares. The Declaration of Trust provides that the Fund’s Shareholders are not liable for any liabilities of the Fund. Although Shareholders of an unincorporated statutory trust established under Maryland law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue Share certificates. However, upon written request to the Transfer Agent, a Share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Transfer Agent will maintain an account for each shareholder upon which the registration of Shares are recorded, and transfers, permitted only in rare circumstances, such as death, will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a Shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

ANTI-TAKEOVER PROVISIONS AND CERTAIN OTHER PROVISIONS IN THE DECLARATION OF TRUST

Anti-Takeover Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The 1940 Act does not provide Shareholders with an affirmative right to remove a Trustee. Furthermore, the Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Shareholders.

Jurisdiction and Waiver of Jury Trial

The Declaration of Trust provides that each Trustee, officer and Shareholder, to the fullest extent permitted by law, including as permitted under the Maryland Trust Act (the “Maryland Act”): (i) irrevocably agrees that, except for any claims, suits, actions or proceedings arising under the Securities Act, the Exchange Act and the 1940 Act (collectively, the “Federal Securities Laws”), any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Fund, the Maryland Act, the Declaration of Trust or the Fund’s Bylaws shall be exclusively brought in the Circuit Court of the State of Maryland or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Maryland with subject matter jurisdiction; (ii) irrevocably agrees that any claims, suits, actions or proceedings arising under the federal securities laws shall be exclusively brought in the federal district courts of the United States of America; and (iii) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

These exclusive forum provisions may increase costs for a Shareholder to bring a claim or may prevent a Shareholder from bringing a claim in a judicial forum that the Shareholder finds convenient or favorable. Further, the enforceability of the provision requiring actions under the Federal Securities Laws be brought in the federal district courts of the United States of America is questionable. If a court were to find the forum selection provisions contained in the Declaration of Trust to be inapplicable or unenforceable in an action, the Fund may incur additional costs associated with resolving such action in other jurisdictions.

Notwithstanding anything to the contrary in the Declaration of Trust or Bylaws, the Fund may, at its sole discretion, select and/or consent to an alternative forum for any claims, suits, actions or proceedings relating in any way to the Fund.

Derivative and Direct Claims of Shareholders

A “direct” Shareholder claim refers to a claim based upon alleged violations of a Shareholder’s individual rights independent of any harm to the Fund, including a Shareholder’s rights under the Declaration of Trust or the Bylaws, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the Shareholder and independent of any harm to the Fund. Any other claim asserted by a Shareholder, including without limitation any claims purporting to be brought on behalf of the Fund or involving any alleged harm to the Fund, are considered a “derivative” claim. The Declaration of Trust contains provisions regarding derivative claims of Shareholders. These provisions address certain requirements that a Shareholder must meet to bring a derivative claim, including to make a pre-suit demand upon the Trustees to litigate the subject action in certain circumstances; eligibility to make a derivative claim; and that the Trustees must be afforded a reasonable amount of time to consider a pre-suit demand.

In addition to the requirements set forth in 4A-801 of the Maryland Act, a “beneficial owner,” within the meaning of that section, may bring a derivative action on behalf of the Fund only if the conditions in the Declaration of Trust are met. These provisions in the Declaration of Trust regarding derivative claims of shareholders shall not apply to claims made under federal securities laws.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or distributor of the Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Fund will indemnify and hold harmless its Trustees against liabilities and expenses arising out of or related to their performance of their duties as a Trustee. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland Law, including the Control Share Act and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DISTRIBUTIONS

To the extent that we have income available, we intend to distribute [quarterly] dividends to our shareholders, beginning with [our first full quarter after the completion of this offering]. Our [quarterly] dividends, if any, will be determined by our Board of Trustees. Any dividends to our shareholders will be declared out of assets legally available for distribution. The amount of such dividends, if any, will vary depending on a number of factors. As portfolio and market conditions change, the rate of distribution on the Shares and the Fund’s distribution policy could change.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code beginning with our 2026 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our ordinary income for the calendar year; (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and, (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional Shares under our dividend reinvestment plan out of assets legally available therefor, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. See “Dividend Reinvestment Plan.” If you hold Shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. If the Fund makes distributions from sources other than the Fund’s net income, section 19(a) of the 1940 Act and rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses the source or sources of the distributions. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit.

In the event that the Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Fund’s distributions may constitute a return of capital to Shareholders. To the extent that the Fund pays distributions in excess of the Fund’s current and accumulated earnings and profits, such distributions will constitute a return of capital for U.S. federal income tax purposes, as to an investor up to such investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment, rather than a return of earnings or gains derived from the Fund’s investment activities, and generally results in a reduction of the tax basis in the Shares (but not below zero). As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment. To the extent the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits and an investor’s tax basis in his or her Shares, any remaining distribution would be treated as capital gain from the sale of such Shares to such investor (assuming such investor holds our Shares as capital assets within the meaning of the Code). See the “Tax Status—Fund Distributions” section of the SAI for further information.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our shareholders, unless a shareholder elects to receive cash as provided below. As a result, if our Board of Trustees authorizes, and we declare, a cash distribution, our shareholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional Shares, rather than receiving the cash distributions.

No action will be required on the part of a registered shareholder to have his or her cash distribution reinvested in shares. A registered shareholder may elect to receive an entire distribution in cash by notifying [●], the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to shareholders. The plan administrator will set up an account for shares acquired through the plan for each shareholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a shareholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares and a check for any fractional share.

Those shareholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. If we declare a distribution to shareholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market if (i) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (ii) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to shareholders. The number of shares to be issued to a shareholder is determined by dividing the total dollar amount of the distribution payable to such shareholder by the market price per share of our Shares at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of our Shares to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our shareholders have been tabulated.

There will be no brokerage charges or other charges to shareholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $[●] plus a per share brokerage commission from the proceeds.

Shareholders who receive distributions in the form of shares are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their distributions in cash. A shareholder’s basis for determining gain or loss upon the sale of shares received in a distribution from us will be equal to the total dollar amount of the distribution payable to the shareholder. Any shares received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at [●] or by phone at [●].

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our Shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a mark-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our Shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets. See the “Tax Status” section of the SAI for further information.

Investors are urged to consult their own tax advisors to determine the tax consequences to them before investing in the Fund.

A “U.S. shareholder” generally is a beneficial owner of our Shares who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof (and an entity organized outside of the United States that is treated as a U.S. corporation under specialized sections of the Code);
•	A trust with respect to which a court within the United States has primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust (or a trust that has made a valid election to be treated as a U.S. trust); or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. shareholder” generally is a beneficial owner of our Shares who is not a U.S. shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner of a partnership holding our Shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of our Shares.

Tax matters are complicated and the tax consequences to an investor of an investment in our Shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our shareholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to be eligible for pass-through tax treatment as a RIC, we must distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to shareholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our shareholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each year to make sufficient distributions to our shareholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also be required to include in income other amounts that we have not yet received in cash, such as payment-in-kind interest or dividends. Because such amounts will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Certain of the Fund’s investments may generate income that is not qualifying income for purposes of the 90% income test. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the 90% income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the 90% income test. If, for any taxable year, the Fund does not qualify as a RIC or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and all distributions from the Fund’s current or accumulated earnings and profits will be taxable at the shareholder level as dividends when such income is distributed. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so, the Fund may incur significant fund-level taxes and may be forced to dispose of certain assets. Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% gross income test described above. We will monitor our transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

The Fund may invest in shares of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is considered a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an “excess distribution” received with respect to PFIC shares is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even though the Fund distributes the corresponding income to Shareholders. Excess distributions include any gain from the sale of PFIC shares as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income. The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one such election (i.e., a “QEF” election), the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Furthermore, under U.S. Treasury Regulations, certain income derived by the Fund from a PFIC with respect to which the Fund has made a QEF election would generally constitute qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC to the extent the PFIC makes distributions of that income to the Fund or if the income was derived with respect to the Fund’s business of investing. Alternatively, the Fund may be able to elect to mark its PFIC shares to market, resulting in any unrealized gains at the Fund’s tax year end being treated as though they were recognized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to shares in the same PFIC.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income, gain or loss with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Fund Shareholders, and which will be recognized by Fund Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of “qualified dividend income.”

If the Fund holds 10% or more of the combined voting power or value of all classes of shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation of an amount equal to the Fund’s pro rata share of the foreign corporation’s earnings for such tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution to the Fund during such tax year. This deemed distribution is required to be included in the income of certain U.S. shareholders of a CFC, such as the Fund, regardless of whether a U.S. shareholder has made a QEF election with respect to such CFC. The Fund is generally required to distribute such income in order to satisfy the distribution requirements applicable to RICs, even to the extent the Fund’s income from a CFC exceeds the distributions from the CFC and the Fund’s proceeds from the sales or other dispositions of CFC stock during that tax year. As such, the Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to ensure the Fund’s continued qualification as a RIC and/or maximize the Fund’s after-tax return from these investments. In general, a foreign corporation will be treated as a CFC for U.S. federal income tax purposes if more than 50% of the shares of the foreign corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions in excess of our earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s Shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

Under the dividend reinvestment plan, our shareholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional Shares, rather than receiving the cash distributions. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. shareholders. A U.S. shareholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. shareholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of the tax paid by us on the retained capital gains will be added to the U.S. shareholder’s cost basis for his, her or its Shares. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases our Shares shortly before the record date of a distribution, the price of the Shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of his, her or its Shares. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the Shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of our Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of our Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. shareholders generally may not deduct any net capital losses for a year but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20% maximum rate on “qualified dividend income” or net capital gain). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to “qualified dividend income” because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 24% from all taxable distributions to any U.S. shareholder (other than a corporation, a financial institution, or a shareholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the Internal Revenue Service notifies us that such shareholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s federal income tax liability, provided that proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Shareholders

Whether an investment in the shares is appropriate for a Non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the Shares by a Non-U.S. shareholder may have adverse tax consequences.

Non-U.S. shareholders should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares, including applicable tax reporting requirements, before investing in our Shares.

Actual or deemed distributions of “investment company taxable income” to Non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non-U.S. shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. shareholders, and the Fund will not be required to withhold U.S. federal tax if the Non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.

Properly designated dividends received by a Non-U.S. shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or an acceptable substitute or successor form). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale or redemption of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States) or, in the case of an individual, the Non-U.S. shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. shareholder’s allocable Share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For corporate Non-U.S. shareholders, distributions (both in cash and in Shares), and gains realized upon the sale or redemption of Shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. shareholder who is a non-resident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. shareholder provides the Fund or the Administrator with an IRS Form W-8BEN or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to U.S. withholding provisions commonly referred to as the Foreign Account Tax Compliance Act (“FATCA”), payments of income from sources within the United States (as determined under applicable U.S. federal income tax principles), such as interest and dividends, to a foreign financial institution, investment funds and other non-U.S. persons generally may be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any Non-U.S. shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from the Fund. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the United States and the beneficial owner’s country of tax residence. While withholding under FATCA would have also been required on payments of the gross proceeds from the sale of any property occurring after December 31, 2018 that could produce U.S.-source interest or dividends, such as the Shares, the Treasury Department has indicated its intent to eliminate this requirement in proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. Each Non-U.S. shareholder should consult its tax advisers regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such Non-U.S. shareholder, which may include providing certain information in respect of such Non-U.S. shareholder’s beneficial owners).

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the Shares.

Failure to Qualify as a Regulated Investment Company

If the Fund failed to satisfy the annual Source of Income Test or the Diversification Tests for any quarter of a taxable year, the Fund might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code applied (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund failed to qualify for treatment as a RIC and such relief provisions did not apply, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate U.S. federal income tax rates (currently, at a flat rate of 21%), and the Fund also would be subject to any applicable state and local taxes, regardless of whether the Fund made any distributions to Shareholders. The Fund would not be able to deduct distributions to its Shareholders, nor would the Fund be required to make distributions to its Shareholders for U.S. federal income tax purposes. Any distributions the Fund made generally would be taxable to its U.S. Shareholders as ordinary dividend income and, subject to certain holding period requirements and other limitations under the Code, would be eligible for the 20% maximum U.S. federal income tax rate applicable to individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of and in reduction of the Shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain.

Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, the Fund could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized during the 5-year period after its requalification as a RIC, unless it made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of its requalification as a RIC. The Fund may decide to be taxed as a regular corporation (thereby becoming subject to U.S. federal income and other taxes as set forth above) even if it would otherwise qualify as a RIC if it determines that treatment as a corporation for a particular year would be in its best interests.

PLAN OF DISTRIBUTION

This Prospectus applies to the offering of an unlimited number of Shares. Although the Fund does not presently expect to offer additional classes of Shares, the Fund could apply for exemptive relief to offer additional classes of Shares in the future. There is no guarantee that such relief would be granted. The Shares will be offered on a continuous basis at the Fund’s NAV per Share calculated as of the date that the request to purchase Shares is received and accepted by or on behalf of the Fund. While the Fund does not impose an initial sales load on Shares, if a Shareholder buys Shares through certain selling agents or financial intermediaries, such selling agent or financial intermediary may directly charge Shareholders transaction or other fees in such amount as they may determine. The Fund is authorized as a Maryland statutory trust to issue an unlimited number of Shares. It is anticipated that the Shares will be listed on the TXSE under the ticker symbol [BPAI], subject to listing requirements and notice of issuance.

[●] (the “Distributor”), located at [●] serves, pursuant to a Distribution Agreement, as the distributor of the Fund’s Shares on a best efforts basis. The Fund’s Shares are offered for sale through the Distributor at NAV to financial intermediaries and institutional investors who have entered into agreements with the Fund’s Distributor. [Subject to listing requirements and notice of issuance, retail investors may purchase and sell shares on a national securities exchange through a broker-dealer. When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares.] For information on how the Fund calculates NAV, see “Determination of Net Asset Value” above. Shares may also be purchased from any intermediary by submitting an order to purchase Shares on any day that the TXSE is open for business. The TXSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, National Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

[The Distributor also may enter into broker-dealer selling agreements with other broker-dealers for the purchase and repurchase of the Fund’s Shares. Such broker-dealers are authorized to designate other intermediaries to receive purchase orders and repurchase requests on the Fund’s behalf. Customer purchase orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker-dealer or the broker-dealer’s authorized designee.]

The Distributor may enter into sub-placement agent agreements with one or more select dealers (each a “Sub-Placement Agent”). The Fund may offer and sell its Shares from time to time through a Sub-Placement Agent. The Distributor (or the Sub-Placement Agent) will provide written confirmation to the Fund not later than the opening of the trading day on the TXSE following any trading day on which Shares are sold. Each confirmation will include the number of Shares sold on the preceding day, the net proceeds to the Fund, and the compensation payable by the Fund to the Distributor in connection with the sales.

[The public offering price of Shares will generally be at or above NAV, absent shareholder approval or a rights offering. The Fund may, from time to time, seek shareholder approval to permit issuances of Shares below then-current NAV, subject to any conditions approved by shareholders and described in the applicable prospectus supplement.]

Direct sales may, in addition to cash consideration, be effected in exchange for in-kind consideration consisting of stock, bonds, or other securities (including shares of other investment companies) that are consistent with the Fund’s investment objective and otherwise acceptable to the Adviser and the Board.

The Fund is offered on a continuous basis. Purchase orders will be effective only upon the Fund’s acceptance, and the Fund may decline to accept any subscription requests for any reason regardless of the order in which such subscription request was submitted to the Fund. Generally, cash investments must be transmitted or delivered in federal funds to the Fund’s wire agent by the close of business on the day after the order is placed. However, in certain circumstances, the Fund, at its discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Fund’s procedures and applicable law. Shares are not available in certificated form.

[The Fund may offer and sell Shares from time to time to one or more underwriters who would purchase the Shares for resale to the public, either on a firm commitment or best effort basis. If the Fund sells Shares to underwriters, the Fund will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from the Fund in the form of underwriting discounts and commissions.]

[The Fund may sell Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. The Fund may use electronic media, including the Internet, to sell offered securities directly.]

CUSTOMER IDENTIFICATION PROGRAM

To help the government fight the funding of terrorism and money laundering activities, federal law requires certain financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a consequence, the Fund may from time to time request certain identifying information from investors, including, but not limited to, the investor’s name, address, taxpayer identification number and date of birth (for individuals) or documents showing the existence of the entity (for entities), or such other information or documents that will help the Fund identify the investor or beneficial owner(s). If the Fund is unable to verify the identity of a prospective investor, the account will be rejected or the investor will not be allowed to perform transactions until such identity is verified. Additionally, if the Fund is unable to verify the identity of an existing investor, the Fund may be obligated to liquidate their investment at the then-current NAV.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Trustees, the Adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Adviser generally will seek reasonably competitive trade execution costs, the Fund will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to the Adviser and the Fund and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Blank Rome LLP, 1271 Avenue of the Americas, New York, New York 10020, serves as legal counsel to the Fund.

DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses and accrued income taxes, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of  [●], 2026, [●] owned of record or beneficially 5% or more of the outstanding Shares of the Fund. [●] provided the initial investment in the Fund and thus owns greater than 25% of the Fund’s outstanding shares as of [●], 2026. For so long as [●] has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

FISCAL YEAR; REPORTS

The financial statements for the period [●] (date of inception) through [●] included in this Prospectus have been so included in reliance on the report of [●] an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

For accounting purposes, the Fund’s fiscal year and tax year end on [●]. As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to IRS reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Shares offered by this Prospectus. The registration statement contains additional information about us and our Shares being offered by this Prospectus.

We will file with or submit to the SEC annual, semi-annual and quarterly reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at Brookmont Capital Management, LLC, by telephone at (214) 953-0190, or on our website at [●].

DISCLAIMER

Shares of the Fund are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the shares of the Fund. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, or in the determination or calculation of the equation by which the shares are redeemable. The Exchange has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

THE FUND’S PRIVACY POLICY

We are committed to protecting your privacy. The privacy notice below, which is required by federal law, explains privacy policies of Brookmont Capital Management, LLC, and its affiliated companies. This notice supersedes any other privacy notice you may have received from Brookmont Capital Management, LLC, and its terms apply both to our current stockholders and to former stockholders as well.

FACTS	WHAT DOES BROOKMONT CAPITAL MANAGEMENT, LLC (“BROOKMONT CAPITAL”) DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪     Social security number

▪     Income

▪     Assets

▪     Risk tolerance

▪     Wire transfer instructions

▪     Transaction history

When you are no longer our customer, we continue to share information about you as described in this notice.

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Brookmont Capital chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Brookmont Capital Share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s) or respond to court orders and legal investigations.	Yes	No
For our marketing purposes - to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call Suzie Begando at 214-953-0190

What we do
How does Brookmont Capital protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Brookmont Capital collect my personal information?

We collect your personal information, for example, when you

▪     Enter into an investment advisory contract

▪     Seek financial advice

▪     Make deposits or withdrawals from your account

▪     Tell us about your investment or retirement portfolio

▪     Give us your employment history

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪     sharing for affiliates’ everyday business purposes—information about your creditworthiness

▪     affiliates from using your information to market to you

▪     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Brookmont Capital has no affiliates
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ Brookmont Capital does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Brookmont Capital does not joint market

All dealers that buy, sell or trade the Fund's shares, whether or not participating in this offering, may be required to deliver a Prospectus.

The information in this statement of additional information (“SAI”) is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Statement of Additional Information dated [●], 2026

STATEMENT OF ADDITIONAL INFORMATION

[●], 2026

Brookmont Pre-IPO AI Interval Fund

Shares of Beneficial Interest

The Brookmont Pre-IPO AI Interval Fund (the “Fund”) is a newly organized Maryland statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that will be operated as an interval fund. The Fund has no operating history.

This Statement of Additional Information (this “SAI”) is not a prospectus and should be read in conjunction with the prospectus of the Fund which is dated [●], 2026 (the “Prospectus”), as it may be further amended and supplemented from time to time. Copies of the Prospectus may be obtained upon request and without charge by writing to the Fund at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225, or by calling toll-free (214) 953-0190 or by accessing the Fund’s website at [●]. The information on the website is not incorporated by reference into this SAI and investors should not consider it a part of this Statement of Additional Information. The Prospectus is hereby incorporated by reference into this SAI. The Prospectus, and other information about the Fund, is also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

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GENERAL DESCRIPTION OF THE FUND

We are a newly formed, non-diversified closed-end management investment company formed on September 11, 2026, as a Maryland statutory trust, and registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a continuously offered, non-diversified, closed-end management investment company which operates as an interval fund under Rule 23c-3 of the 1940 Act. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares directly from the Fund on a daily basis.

Shares of the Fund will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”). It is anticipated that the Shares of the Fund will be listed on the Texas Stock Exchange LLC (the “TXSE” or the “Exchange”) under the ticker symbol [BPAI], subject to listing requirements and notice of issuance.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is to seek long-term growth of capital.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing, directly or indirectly, at least 80% of its Managed Assets in Pre-IPO AI Securities.

The Fund will provide written notice to shareholders at least 60 days prior to any change to the policy of investing at least 80% of its Managed Assets in Pre-IPO AI Securities.

The Fund is classified as “non-diversified” under the 1940 Act.

Cash Management and Temporary Investments

For temporary defensive purposes, including during periods of unusual cash flows, the Fund may depart from its principal investment strategies and invest part or all of its assets in cash equivalent securities or may hold cash. The Fund may adopt a defensive strategy when the Adviser believes securities in which the Fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s principal investment strategies, are set forth in the Prospectus. Certain additional, non-principal investment strategies and techniques which the Fund may use, as well as their risks, are set forth below.

Additional Investments, Practices and Risks

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

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Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Commercial paper may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Deflation. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivative Instruments. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. Although the Fund does not presently intend to do so, the Fund may invest in derivative instruments including without limitation, options, futures, options on futures, forwards, swaps, options on swaps, structured securities and other derivatives for hedging purposes and non-hedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Adviser for these purposes. The Fund may purchase and write call and put options on securities and enter into futures contracts and use options on futures contracts as further described below. The Fund may use these techniques to hedge against changes in interest rates or securities prices or to attempt to achieve investment returns as part of its overall investment strategies.

The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. In addition, while the use of derivatives for hedging purposes can reduce losses, it can also reduce or eliminate gains, and hedges are sometimes subject to imperfect matching between the derivative and security it is hedging, which means that a hedge might not be effective. The Fund might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. A decision as to whether, when, and how to utilize derivative instruments involves skill and judgment, and even a well-conceived derivatives strategy may be unsuccessful. The use of derivative instruments involves brokerage fees and/or other transaction costs.

Investment in futures-related and commodity-linked derivatives may subject the Fund to additional risks, and in particular may subject the Fund to greater volatility than investments in traditional securities. The value of futures-related and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. In order to qualify for the special tax treatment available to regulated investment companies under the Code, the Fund must, among other requirements, derive at least 90% of its gross income each taxable year from certain specified types of investments. It is currently unclear which types of commodities-linked derivatives fall within these specified investment types. As a result, if the Fund’s investment in commodities-linked derivatives were to exceed a certain threshold, the Fund could fail to qualify for the special tax treatment available to regulated investment companies under the Code.

The Fund’s use of options, forwards, swaps, structured securities, and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies, or other investments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for hedging purposes and non-hedging purposes.

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The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant.

A lack of correlation between changes in the value of derivatives and the value of the portfolio investments (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.

The Fund may use derivatives, including swaps, to implement short positions. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any premiums and interest paid to a counterparty. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment.

As an investment company registered with the SEC, the Fund may identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

Regulatory Risks of Derivative Use

The U.S. government has enacted legislation that provides for regulation of the derivatives market. Rule 18f-4 under the 1940 Act regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions for certain funds registered under the 1940 Act. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk (“VaR”) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Consequently, unless a fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the fund must establish a comprehensive derivatives risk management program to comply with a VaR based leverage limit, appoint a derivatives risk manager and provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a fund qualifies as a limited derivatives user, Rule 18f-4 requires the fund to have policies and procedures to manage its aggregate derivatives risk, which may require the fund to alter, perhaps materially, its use of derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework for covering derivatives and certain financial instruments arising from SEC and staff guidance.

The Commodities Futures Trading Commission (“CFTC”) has adopted certain regulatory changes that subject advisers to certain registered investment companies to registration with the CFTC as a commodity pool operator (“CPO”) if an investment company is unable to meet certain trading and marketing limitations. The Adviser intends to rely on an exemption from the CFTC’s CPO registration requirements and anticipates claiming relief from registration as a CPO. However, it is possible that the Adviser may be required to register as a CPO in the future and comply with any applicable reporting, disclosure, or other regulatory requirements. Compliance with CFTC regulatory requirements will increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

It is also possible that additional government regulation of various types of derivative instruments, including futures, options, and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present, or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund may engage in derivative transactions could also prevent the Fund from using certain instruments.

5

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategy. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC, and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

In 2010, the U.S. government enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The CFTC and certain futures exchanges have also established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and any of its affiliates may be aggregated for this purpose. The trading decisions of the Adviser may have to be modified and positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

Inflation. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions can decline.

Investment Companies. The Fund may invest in securities of other investment companies, including mutual funds, closed-end funds, exchange traded funds (“ETFs”), and business development companies (“BDCs”), subject to statutory limitations prescribed by the 1940 Act, or exemptive relief thereunder. A BDC is a type of closed-end investment company that typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk.

ETFs are funds whose shares are traded on securities exchanges and generally seek to approximate the investment performance of their respective benchmarks by investing in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value (“NAV”)) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.

In addition, to the extent the Fund invests a portion of its Managed Assets in other investment companies (including ETFs and BDCs), those assets will be subject to the risks of the purchased funds’ portfolio securities, and a Shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased funds. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other funds. Fees and expenses of BDCs are generally higher than those of other investment companies. The Fund’s investments in other funds also are subject to the ability of the managers of those funds to achieve the funds’ investment objective(s). Risks associated with investments in other investment companies may generally include the risks described in the Prospectus associated with the Fund’s structure as a closed-end fund, including market risk.

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Money Market Instruments. The Fund may invest in money market instruments, which are U.S. dollar-denominated, high-quality, short-term debt obligations, to provide liquidity, for temporary defensive purposes, or for other purposes. Money market instruments may have fixed, variable, or floating interest rates. Examples of money market instruments include obligations issued or guaranteed by the U.S. government (or any of its agencies or instrumentalities); bank obligations, such as time deposits, certificates of deposit and bankers’ acceptances; commercial paper; and variable amount master demand notes.

Private Company Investments. At any given time we anticipate making significant investments in private companies that we may need to hold for several years or longer. We expect certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.” We may invest in equity securities or debt securities, including debt securities issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies. We may enter into private company investments identified by the Adviser or may co-invest in private company investment opportunities owned or identified by other third party investors, such as private equity firms, with which neither we nor the Adviser is affiliated.

Preferred Equity. We may invest in preferred securities. There are two basic types of preferred securities. The first type, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

Traditional Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by us determine not to pay dividends on such stock, the amount of dividends we pay may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which we invest will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, our holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and we may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred security characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

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Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks or registered broker-dealers. It might do so with temporarily available cash (e.g., pending the investment of the proceeds from sales of Fund shares or pending the settlement of portfolio securities transactions) or for temporary defensive purposes. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with eligible counterparties which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral may consist of any type of security in which the Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. Government securities may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with banks and brokers. Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. Reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

The Fund may “set aside” liquid assets or engage in other appropriate measures to “cover” its obligations with respect to its transactions in reverse repurchase agreements. As a result of such segregation, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act and the Fund’s use of leverage through reverse repurchase agreements will not be limited by the 1940 Act. The Fund’s use of leverage through reverse repurchase agreements may be limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement. With respect to any reverse repurchase agreement or similar transaction, the Fund’s Managed Assets shall include any proceeds from the sale of such instrument.

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Securities Lending. The Fund may engage in securities lending. The Fund may lose money in the event that the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Technology Sector. The Fund’s portfolio will be concentrated in securities issued by technology companies and other investments that provide economic exposure to technology companies and as such, it may be subject to more risks than if it were broadly diversified across additional sectors and industries of the economy. The market prices of technology stocks historically have exhibited a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, short product cycles, falling prices and profits, government regulation, lack of standardization or compatibility with existing technologies, intense competition, aggressive pricing, dependence on copyright and/or patent protection and/or obsolete products or services. Certain technology companies may face special risks that their products or services may not prove to be commercially successful. Technology companies are also strongly affected by worldwide scientific or technological developments, and as a result, their products may rapidly become obsolete. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by the companies that operate in technology-related sectors may decrease over time, which could adversely affect their operating results.

Technology companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, a rising interest rate environment tends to negatively affect technology companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, technology companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. Technology companies are often smaller companies with less experienced management teams and they may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets. The foregoing factors may negatively impact the value of any equity securities that the Fund may hold, which could in turn materially adversely affect the Fund’s business, financial condition and results of operations.

Warrants. Warrants are instruments issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Warrants normally have a short life span to expiration. The purchase of warrants involves the risk that we could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the subscribed security’s market price such as when there is no movement in the level of the underlying security.

“When-Issued” and “Delayed-Delivery” Transaction Risk. The Fund may invest in securities on a “when-issued” basis and may purchase or sell securities on a “delayed-delivery” (or “forward-commitment”) basis. “When-issued” and “delayed-delivery” are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement.

The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time the obligation is entered into. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous.

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When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund’s purpose in entering into delayed-delivery or when-issued purchase transactions is to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund’s net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund’s purchase commitments until the Fund pays for the investment.

Temporary Investments.

Pending investment in portfolio securities consistent with our investment objective and strategies, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

INVESTMENT RESTRICTIONS

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of Shareholders, duly called, of the lesser of (a) 67% or more of the Shares present at such meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares. The Fund’s investment objective and the remainder of the Fund’s investment policies and limitations (as disclosed in the Prospectus) that are not specifically identified as a fundamental policy or investment restriction, including its investment strategies, are not considered to be fundamental and can be changed without a vote of the Shareholders. However, the Fund’s policy of investing at least 80% of its Managed Assets in Pre-IPO AI Securities may only be changed by the Board of the Fund following the provision of 60 days’ prior written notice to the shareholders. Any percentage limitations described in the Prospectus and this SAI, unless otherwise noted, are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund’s portfolio or other events.

As a matter of fundamental policy, the Fund may not:

(1)	issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	borrow money, except to the extent permitted by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

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(3)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities;

(4)	concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that the Fund will concentrate its investments (i.e., hold more than 25% of its total assets) in one or more industries within the technology group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, investment companies, and tax exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

(5)	purchase or sell real estate, which term does not include securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate or mortgages on real estate acquired as a result of the Fund’s ownership of securities;

(6)	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments or investments (but this shall not prevent the Fund (i) from purchasing or selling options, forward and futures contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities, (ii) from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, or (iii) from investing in commodity pools and other entities that purchase and sell commodities and commodity contracts); and

(7)	make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time

The Fund has adopted the following fundamental policies in order to repurchase its Shares:

i.	On a quarterly basis, in the months of March, June, September, December the Fund will make an offer to repurchase a designated percentage of the outstanding Shares from shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time.

ii.	The Fund will repurchase Shares that are tendered by a specific date occurring each quarter (the “Repurchase Request Deadline”). The Fund’s Board will establish the Repurchase Request Deadline for each Repurchase Offer, but such date may be revised by the Fund’s officers, in their sole discretion, based on factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations provided that the Board is notified of this change and the reasons for it.

iii.	There will be a maximum 14 calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the date on which the Fund’s net asset value applicable to the Repurchase Offer is determined.

See the Prospectus for more information on the Fund’s Repurchase of Shares.

The Fund may incur borrowings and/or issue series of notes or other senior securities in an amount up to 33-1/3% of its total assets (including the amount borrowed) less all liabilities other than borrowings. For a further discussion of the limitations imposed on borrowing by the 1940 Act, please see the section entitled “Leverage” in the Prospectus.

For purposes of the fundamental policy (7) relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) The Fund also will be permitted by this policy to make loans of money, including to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

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Where applicable, the foregoing fundamental investment policies shall be interpreted based on the applicable rules, regulations and pronouncements of the SEC and its staff.

BOARD OF TRUSTEES

The business operations of the Fund are managed and supervised under the direction of the Board of Trustees (or the “Board”), subject to the laws of the State of Maryland and the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”). The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct, and operation of its business. The Board exercises the same powers, authority, and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The Trustees of the Board (each, a “Trustee” and collectively, the “Trustees”) are not required to contribute to the capital of the Fund or to hold interests therein. A majority of Trustees are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Trustees”).

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, retirement, or resignation. A Trustee may resign upon written notice delivered to any officer of the Trust or to a meeting of the Trustees, and may be removed, with or without cause, by action of at least two-thirds (66 2/3%) of the remaining Trustees not subject to the removal vote. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Shareholders to fill any vacancy in the position of a Trustee of the Fund, and must do so if the Trustees who were elected by the Shareholders cease to constitute a majority of the Trustees then serving on the Board.

The Board believes that each of the Trustees’ experience, qualifications, attributes, and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question, and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, other service providers, counsel, and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service work; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes, or skills of each Trustee. Specific details regarding each Trustee’s principal occupations during the past five years are included in the tables below.

The identity of the Trustees and officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth below. Each Trustee who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act, if any, is indicated by an asterisk.

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Name, Address[a], Year of Birth and Position(s) with the Fund	Position with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Interested Trustees

Independent Trustees

Officers of the Trust

(a) The address for each of our Trustees is c/o Brookmont Pre-IPO AI Interval Fund, 5950 Berkshire Lane, Suite 1420 Dallas, Texas 75225.

Trustee Qualifications

Ethan Powell. Mr. Powell has spent over two decades in financial services, primarily in Hedge Fund and Private Equity. As Principal and CIO of Brookmont and Founder of nonprofit affiliate asset manager Impact Shares. Impact Shares is a collaboration of leading financial service and non-profit organizations providing single social issue ESG solutions. Impact Shares has issued exchange-traded funds in collaboration with The NAACP Minority Empowerment ETF (Ticker: NACP), the YWCA Women’s Empowerment (Ticker: WOMN) and the United Nations Sustainable Development Goals (Ticker: SDGA). As Principal and CIO of Brookmont Capital Management, Ethan is responsible for overseeing Brookmont’s team of investment and operational professionals which includes responsibilities over managing and monitoring investment activity, working with external analysts and investor relations. Ethan founded nonprofit affiliate asset manager Impact Shares. Additionally, Ethan serves as the Chairman of the board for three mutual fund complexes totaling over $10 billion in assets. Previously, Mr. Powell held several roles at Highland Capital Management Fund Advisors, L.P. including head of product and strategy, portfolio manager and interested board chair. Mr. Powell earned his Master of Science in Management Information Systems and a Bachelor of Science in Accounting from Texas A&M University. Mr. Powell was a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst designation.

[TRUSTEE NAMES TO BE INCLUDED IN SUBSEQUENT FILING]

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Declaration of Trust. The Board is currently composed of [●] members, [●] of whom are Independent Trustees. The Board will meet at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an audit committee (the “Audit Committee”) and a governance and nominating committee (the “Governance and Nominating Committee”) and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

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The Board has appointed [●], to serve in the role of Chairperson. The Chairperson’s role is to preside, if present, at meetings of the Board and to act as liaison with the Adviser, other service providers, counsel, and other Trustees generally between meetings. The Chairperson serves as a key point person for dealings between management and the Trustees. The Chairperson also participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. Nevertheless, the Board also believes that having an interested Trustee serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process and also provide the Board with the perspective of the Adviser in managing and sponsoring the Fund. The Board believes that its Chairperson, the independent chairs of the Audit Committee and the Governance and Nominating Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Fund and its shareholders. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities. Daily risk management functions are subsumed within the responsibilities of the Adviser, and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures, and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the [President/Principal Executive Officer, Treasurer/Principal Financial Officer, Secretary, and Chief Compliance Officer], and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, distributor, sub-administrator, and securities lending counterparty. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

Audit Committee. The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of [●]. The Audit Committee has met [●] times.

Governance and Nominating Committee. The Board has formed a Governance and Nominating Committee that is responsible for overseeing and making recommendations to the full Board or the Independent Trustees, as applicable, with respect to the governance of the Fund, selection and nomination of Trustees, compensation of Trustees, and related matters. Our independent trustees will consider qualified trustee nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding trustee nominations. The Governance and Nominating Committee will consider recommendations for qualified Trustee nominees from stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding trustee nominations. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Trust. Nomination submissions must be accompanied by a written consent of the individual to be named as a nominee and to serve as a Board member if elected, and such additional information must be provided regarding the recommended nominee as reasonably required by the Governance and Nominating Committee. The Governance and Nominating Committee currently consists of [●]. The Governance and Nominating Committee has met [●] times.

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Trustee Ownership of Shares

The table below shows the dollar range of the Shares of the Fund beneficially owned by each Trustee.*

Name of Trustee	Dollar Range of Shares in the Fund as of December 31, 2025(1)	Aggregate Dollar Range of Shares in Fund Complex Overseen by Trustee as of December 31, 2025(1)(2)
Interested Trustee
[●]	None	None
[●]	None	None
Independent Trustees
[●]	None	None
[●]	None	None

(1) The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.

(2) The Fund is the only fund in the family of investment companies.

* The Fund commenced operations on [●], 2026.

Compensation for the Most Recent Fiscal Year

The Fund anticipates paying the following fees to the Trustees during the Fund’s initial fiscal year ended [●], 2026. The Trustees do not receive any pension or retirement benefits from the Fund. The Fund does not pay any compensation to the Fund’s officers.

Name of Person/Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of the Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees[1]
Interested Trustee
[●]	$0	N/A	N/A	$[●]
[●]	$0	N/A	N/A	$[●]
Independent Trustees
[●]	$[●]	N/A	N/A	$[●]
[●]	$[●]	N/A	N/A	$[●]

(1) The Fund is the only fund in the family of investment companies.

INVESTMENT ADVISER

The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the overall supervision of our Board of Trustees, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets.

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Pursuant to the Investment Advisory Agreement, we have agreed to pay Brookmont a fee for investment advisory and management services representing a base management fee. The base management fee is calculated at an annual rate of [●]% of our Managed Assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable monthly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the most recently completed calendar month, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month will be appropriately pro-rated.

Because the fee received by the Adviser is based on the Managed Assets of the Fund, the Adviser has a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Adviser, on the one hand, and the holders of common stock, on the other. Because leverage costs will be borne by the Fund at a specified interest rate, the Fund’s investment advisory fee and other expenses, including expenses incurred as a result of any leverage, are paid only by the holders of common stock and not by holders of any preferred shares or through borrowings. See “Conflicts of Interest.”

Payment of Our Expenses

The Fund bears all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and this offering;
•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of our shares and other securities;
•	interest payable on debt, if any, to finance our investments;
•	fees payable to third parties relating to, or associated with, making investments, including legal fees and expenses and fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees as well as expenses associated with such activities;
•	the costs associated with protecting our interests in our investments, including legal fees;
•	transfer agent and custodial fees;
•	fees and expenses associated with marketing and investor relations efforts;
•	federal and state registration fees, any stock exchange listing fees;
•	federal, state and local taxes;
•	independent Trustees’ fees and expenses;
•	brokerage commissions;
•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, long distance telephone and staff
•	fees and expenses associated with independent audits and outside legal costs; and
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws.

Duration and Termination

The Investment Advisory Agreement was initially approved by the Board of Trustees of the Fund on [●], 2026. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it was approved by our Board of Trustees and will remain in effect from year to year thereafter if approved annually by our Board of Trustees or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our trustees who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by either party without penalty upon not more than 60 days’ written notice to the other party.

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser’s Management and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of management services under the Investment Advisory Agreement or otherwise as an Adviser of the Fund.

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Board Approval of the Investment Advisory Agreement

A discussion regarding the basis for our Board’s approval of our Investment Advisory Agreement will be included in our first annual or semi-annual report filed subsequent to completion of this offering

PORTFOLIO MANAGERS

Total Other Accounts Managed Table

(As of [●], 2026)

	Registered Investment Companies(1)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)
Ethan Powell	[●]	$[●]	[●]	$[●]	[●]	$[●]
[●]	[●]	$[●]	[●]	$[●]	[●]	$[●]

(1)	This chart does not include information with respect to the Fund.

Performance-Based Fee Accounts Information Table

(As of [●], 2026)

	Registered Investment Companies(1)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)
Ethan Powell	[●]	$[●]	[●]	$[●]	[●]	$[●]
[●]	[●]	$[●]	[●]	$[●]	[●]	$[●]

(1)	This chart does not include information with respect to the Fund.

Ownership of Shares by Portfolio Managers

(As of [●], 2026)

The table below shows the dollar range of the Shares of the Fund beneficially owned by each Portfolio Manager.

Portfolio Manager	Shares of the Fund Beneficially Owned
Ethan Powell	$[●]
[●]	$[●]

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CONFLICTS OF INTEREST

The Adviser may from time to time manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles, if any, may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple client accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts as might be the case if he were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple clients, the opportunity may be allocated among these several clients, which may limit the Fund’s ability to take full advantage of the investment opportunity.

As a result of regulations governing the ability of certain clients of the Adviser to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another client of the Adviser. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which funds or other clients of the Adviser may participate in any particular investment opportunity will take into account the suitability of the investment opportunity for, and the strategy of, the applicable funds or other clients. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriately within the primary strategy of another fund or other client of the Adviser.

Conflicts of Interest Among Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the clients for which he exercises investment responsibility or may decide that certain of the clients should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more clients, which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other clients. Similarly, the Adviser or its personnel may take positions that are different from those taken by one or more clients. Conflicts may also arise in cases when clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. In addition, purchases or sales of the same investment may be made for two or more clients on the same date. There can be no assurance that a client will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among clients did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of clients, to purchase or sell securities at the same time or at the same prices.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the clients that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds than to others.

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Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of clients than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of clients that provide greater overall returns to the Adviser and its affiliates.

Compensation. Portfolio managers at the Adviser are compensated through: [●].

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote.

As of [●], 2026, [●] owned of record or beneficially 5% or more of the outstanding Shares of the Fund. [●] provided the initial investment in the Fund and thus owns greater than 25% of the Fund’s outstanding shares as of [●], 2026. For so long as [●] has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

CODE OF ETHICS

The Adviser has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our employees in securities that may be purchased or held by us. You may read and copy these codes of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

COMPLIANCE POLICIES AND PROCEDURES

We and the Adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a Chief Compliance Officer to be responsible for administering the policies and procedures. [●] currently serves as our Chief Compliance Officer.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Fund are set forth below. The guidelines will be reviewed periodically by Management and our non-interested trustees, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Management.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

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Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our managing members any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

Information regarding how the Fund voted proxies (for periods subsequent to the Fund commencing operations) relating to portfolio securities during the most recent twelve month period ending June 30 (or any lesser period of time ending June 30 if the Fund has not been operating for that long) of each year is available starting August 31 of that year without charge, upon request, on its website at [ ], by calling toll-free [ ] or by accessing the SEC’s website at http://www.sec.gov.

Privacy Policy

We are committed to protecting your privacy. The privacy notice below, which is required by federal law, explains privacy policies of Brookmont Capital Management, LLC, and its affiliated companies. This notice supersedes any other privacy notice you may have received from Brookmont Capital Management, LLC, and its terms apply both to our current stockholders and to former stockholders as well.

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FACTS	WHAT DOES BROOKMONT CAPITAL MANAGEMENT, LLC (“BROOKMONT CAPITAL”) DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪     Social security number

▪     Income

▪     Assets

▪     Risk tolerance

▪     Wire transfer instructions

▪     Transaction history

When you are no longer our customer, we continue to share information about you as described in this notice.

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Brookmont Capital chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Brookmont Capital Share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s) or respond to court orders and legal investigations.	Yes	No
For our marketing purposes - to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call Suzie Begando at 214-953-0190

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What we do
How does Brookmont Capital protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Brookmont Capital collect my personal information?

We collect your personal information, for example, when you

▪     Enter into an investment advisory contract

▪     Seek financial advice

▪     Make deposits or withdrawals from your account

▪     Tell us about your investment or retirement portfolio

▪     Give us your employment history

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪     sharing for affiliates’ everyday business purposes—information about your creditworthiness

▪     affiliates from using your information to market to you

▪     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Brookmont Capital has no affiliates
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ Brookmont Capital does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Brookmont Capital does not joint market

•	The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at (214) 953-0190; or (ii) by visiting the SEC’s website at www.sec.gov.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●], located at [●], is the Fund’s independent registered public accounting firm and audits the Fund’s financial statements and performs other audit related services.

LEGAL COUNSEL

Blank Rome LLP, located at 1271 Avenue of the Americas, New York, New York 10020, is counsel to the Fund.

TAX STATUS

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, as of the date of the preparation of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. If an entity or arrangement treated as a partnership for U.S. federal tax purposes holds shares of the Fund, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and activities of the partnership. Shareholders (and partners in a partnership that is a shareholder) should consult their own tax advisors regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.

Taxation of the Fund

The Fund intends to elect and intends to qualify annually and be treated each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

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(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above. In addition, if the Fund were to own 20% or more of the voting interests of a corporation, the Fund would be required to “look through” such corporation to its holdings and combine the appropriate percentage of such corporation’s assets with the Fund’s assets for purposes of satisfying the 25% diversification test described in (b)(ii) above. Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures, and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% gross income test, described in (a) above. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” the Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities.

The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect the Fund’s ability to qualify for such treatment.

The Fund has adopted policies and guidelines that are designed to enable the Fund to meet these tests, which will be tested for compliance on a regular basis for the purposes of being treated as a RIC for federal income tax purposes. However, some issues related to qualification as a RIC are open to interpretation.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund generally will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates (currently, at a flat rate of 21%), and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

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The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends paid deduction), any net tax-exempt income and any net capital gains. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income, under clause (i) of the preceding sentence, and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year), or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long the Fund owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income, and shareholders will not be able to offset distributions of the Fund’s net short-term capital gains with capital losses that they recognize with respect to their other investments.

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As required by federal law, detailed U.S. federal income tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to and in reduction of the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years without expiration to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Dividends distributed by the Fund to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the dividends consist of properly reported distributions of qualifying dividends received by the Fund. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares. Properly reported distributions of “qualified dividend income” to an individual or other non-corporate shareholder made or deemed made by the Fund will be subject to tax at reduced maximum rates, provided that the Shareholder meets certain holding period and other requirements with respect to its Shares. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a large portion of the distributions made by the Fund will be eligible for the dividends-received deduction (in the case of corporate shareholders) or for treatment as “qualified dividend income” (in the case of individual shareholders).

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Dividends and distributions on shares of the Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s current and accumulated earnings and profits (generally, the Fund’s realized income and gains), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of the Fund reflects either unrealized gains, or realized undistributed income or gains, that were therefore included in the price the shareholder paid. The Fund may be required to distribute realized income or gains regardless of whether the Fund’s net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.

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Sale, Exchange, or Redemption of Shares

The repurchase, sale or exchange of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shareholder has held the shares for more than one year. Otherwise, the gain or loss will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash sale” rules if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

The Fund is an interval fund, a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value. Shareholders who tender all Shares of the Fund held, or considered to be held, by them (and do not own any preferred shares of the Fund) in response to a repurchase offer will be treated as having sold their Shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the repurchase of its Shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund unless the redemption is treated as being either (i) “substantially disproportionate” with respect to such shareholder or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A taxable distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the shareholder’s tax basis in its Fund shares (but not below zero), and thereafter as capital gain.

The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

Corporate-Level Income Tax

The Fund may invest in certain debt and equity investments through taxable subsidiaries and the taxable income, if any, of these taxable subsidiaries may be subject to federal, state, and/or local tax.

Investments in Pass-Through Entities

In the event the Fund owns or is deemed to own equity interests in operating businesses conducted in “pass-through” form (i.e., as a partnership for U.S. federal income tax purposes), income from such equity interests may not qualify for purposes of the RIC income tests under the Code, such equity interests may not qualify as securities for purposes of the RIC asset tests under the Code, and, as a result, the Fund may be required to hold such interests through a subsidiary corporation. In such a case, any income from such equity interests should not adversely affect the Fund’s ability to meet the RIC asset tests, although such income generally would be subject to U.S. federal income tax, which the Fund would indirectly bear through its ownership of such subsidiary corporation.

Tax-Exempt Shareholders

Income of a RIC that would be “unrelated business taxable income” (“UBTI”) if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of a RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

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Non-U.S. Shareholders

The foregoing discussion generally relates only to U.S. shareholders (as defined in the Prospectus). In general, the Fund’s dividends are not subject to a U.S. withholding tax when paid to a shareholder that is a Non-U.S. shareholder (as defined in the Prospectus) to the extent properly reported by the Fund as (1) interest-related dividends or short-term capital gains dividends, each as defined below and subject to certain conditions described below, (2) Capital Gain Dividends or (3) distributions treated as a return of capital with respect to such Non-U.S. shareholder.

The exception to withholding for “interest-related dividends” generally applies with respect to distributions (other than distributions to a Non-U.S. shareholder (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. shareholder and the Non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Non-U.S. shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”). The exception to withholding for “short-term capital gain dividends” generally applies with respect to distributions (other than (a) distributions to an individual Non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution or (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the Fund (“short-term capital gain dividends”). The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. These exemptions from withholding will not be available to Non-U.S. shareholders of the Fund if it does not currently report its dividends as interest-related or short-term capital gain dividends. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to Non-U.S. shareholders other than Capital Gain Dividends, interest-related dividends, and short-term capital gain dividends (e.g., distributions attributable to dividends and foreign-source interest income) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a Non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends, interest-related dividends and short-term capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

Very generally, special tax rules would apply if the Fund holds “United States real property interests” (“USRPIs”) (or if the Fund holds assets that would be treated as USRPIs but for certain exceptions applicable to RICs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USRPIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to foreign shareholders. Furthermore, such shareholders may be required to file a U.S. tax return and pay tax on such distributions and, in certain cases, gain realized on sale of Shares, at regular U.S. federal income tax rates. The Fund does not expect to invest in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

Non-U.S. shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.

28

Non-U.S. shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund. Non-U.S. shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the Non-U.S. shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. shareholders, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a Non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, Non-U.S. shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or Form W-8BEN-E, or substitute form). Non-U.S. shareholders in the Fund should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation. A beneficial holder of Fund shares who is a Non-U.S. shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Expenses Subject to 2% “Floor” and Special Pass-Through Rules

The Fund will not be considered to be a “publicly offered” RIC if it does not have at least 500 shareholders at all times during a taxable year and its Shares are not treated as continuously offered pursuant to a public offering. It is possible that the Fund will not be treated as a “publicly offered” RIC for one or more of its taxable years. Very generally, pursuant to Treasury Department regulations, expenses of a RIC that is not “publicly offered,” except those specific to its status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Fund shareholders (generally including other RICs that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual). Historically, such expenses were deductible by those shareholders, subject to the 2% “floor” on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code. Under current law, miscellaneous itemized deductions are not deductible regardless of the amount.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 24%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Basis Information

The Fund (or its administrative agent) must report to the IRS and furnish to the Fund shareholders the cost basis information and holding period for Fund shares. The Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, shareholder cost basis will be determined under the default method selected by the Fund. The cost basis method a shareholder elects (or the cost basis method applied by default) may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

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Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (other than S corporations), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA 30% of the distributions, other than distributions properly reported as Capital Gain Dividends, the Fund pays to shareholders. While FATCA withholding would have also required that the Fund withhold 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays, proposed Treasury regulations eliminate such withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury regulations until final Treasury regulations are issued. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Non-U.S. shareholders described above (e.g., Capital Gain Dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, foreign countries are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

FINANCIAL STATEMENTS

[To Be Provided in a Subsequent Filing]

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PART C -- OTHER INFORMATION

ITEM 25. Financial Statements and Exhibits

(1)	Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), will be filed with a Pre-effective Amendment to the Registration Statement on Form N-2.

(2)	Exhibits:

(a)

(i) Certificate of Trust(1)

(ii) Agreement and Declaration of Trust of the Registrant(2)

(b) By-Laws of the Registrant(2)

(c) Not applicable.

(d) Reference is made to the Registrant’s Agreement and Declaration of Trust and By-Laws..

(e) Not applicable.

(f) Not applicable.

(g)

(i) Investment Management Agreement(2)

(h)

(i) Distribution Agreement(2)

(ii) Form of Deal Agreement(2)

(i) Not applicable.

(j) Custody Agreement(2)

(k)

(i) Fund Administration Servicing Agreement(2)

(ii) Expense Limitation Agreement(2)

(l) Opinion and Consent of Counsel(2)

(m) Not applicable.

(n) Consent of Independent Registered Public Accounting Firm(2)

(o) Not applicable.

(p) Not applicable.

(q) Not applicable.

(r)

(i) Code of Ethics of Registrant(2)

(ii) Code of Ethics of Adviser(2)

(iii) Code of Ethics of Distributor(2)

(s) Not applicable

(t) Power of Attorney(2)

(1)	Filed herewith

(2)	To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

Item 25(h)(i) is hereby incorporated by reference.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION*

Securities and Exchange Commission Fees	$[●]
Printing and Engraving Expenses	$[●]
Legal Fees	$[●]
Accounting Expenses	$[●]
Blue Sky Filing Fees and Expenses	$[●]
Miscellaneous Expenses	$[●]
Total	$[●]

* To be provided by amendment.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

To be provided by amendment.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of [●], 202_, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Shares of Beneficial Ownership	[●]

ITEM 30. INDEMNIFICATION

To be provided by amendment.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Certain information pertaining to the business and other connections of [Adviser], the investment adviser to the Fund, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of [Adviser] is incorporated by reference to the Form ADV filed by [Adviser] with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. [_______]).

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of 15 U.S.C. 80a-3-(a) and rules under that section, are maintained by the Adviser, 5950 Berkshire Lane, Suite 1420, Dallas Texas 75225.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

1. Not applicable.

2. Not applicable.

3. The Registrant undertakes:

(a) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) That, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) That for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. The Registrant undertakes:

(a) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective;

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5. Not applicable.

6. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, and State of Texas, on the 7th day of Oct, 2026.

BROOKMONT PRE-IPO AI INTERVAL FUND

/s/ Ethan Powell
Ethan Powell
Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Ethan Powell	President, Principal Executive Officer and	October 7, 2026
Ethan Powell	Trustee

EXHIBIT INDEX

(a)(i) Certificate of Trust.